                      UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
CARBONITE, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY - SUBJECT TO COMPLETION

[•], 2015
Dear Fellow Stockholders:

I am pleased to invite you to attend the 2015 Annual Meeting of Stockholders of Carbonite, Inc. (the "Company") to be held on [•], June [•], 2015 at 9:00 a.m. Eastern Time at Foley & Lardner LLP, 111 Huntington Avenue, Boston, MA 02199.
Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.
Engine Capital, L.P. (“Engine Capital”) has provided notice of its intention to propose three director nominees for election at the Annual Meeting. OUR BOARD OF DIRECTORS URGES YOU TO VOTE ONLY FOR OUR BOARD’S PROPOSED NOMINEES BY USING THE ENCLOSED WHITE PROXY CARD, TO DISREGARD ANY MATERIALS SENT BY ENGINE CAPITAL AND NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY ENGINE CAPITAL OR ANYONE SOLICITING PROXIES TO VOTE FOR ANY OF THE NOMINEES OF ENGINE CAPITAL.
Our Board of Directors is committed to acting in the best interests of all of the Company’s stockholders and, after considering the proposed nominees of Engine Capital, strongly urges all of the Company’s stockholders to reject Engine Capital’s efforts to replace any of the current directors on our Board of Directors. Accordingly, our Board of Directors recommends that you vote FOR its director nominees, Mohamad Ali, Peter Gyenes and Pravin Vazirani, and FOR Proposals 2 and 3 using the WHITE proxy card.
We urge you NOT to sign or return any proxy cards sent by Engine Capital. If you have already voted using a proxy card sent to you by Engine Capital, you can revoke it by subsequently executing and delivering the WHITE proxy card or by voting in person at the Annual Meeting. You may also vote over the Internet using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.
Your vote is important. Whether or not you plan to attend the 2015 Annual Meeting, I hope that you will vote as soon as possible.
Thank you for your ongoing support of and continued interest in Carbonite, Inc. Our Board of Directors is committed to acting in your best interests. We look forward to seeing you at our Annual Meeting.

Sincerely,

Mohamad Ali
President and Chief Executive Officer

2015 Notice of Meeting and Proxy Statement

Two Avenue de Lafayette
Boston, Massachusetts 02111
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE [•], 2015
Notice is hereby given that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Carbonite, Inc., a Delaware corporation (the “Company”), will be held at Foley & Lardner LLP, 111 Huntington Avenue, Boston, MA 02199, on [•], June [•], 2015, at 9:00 a.m. Eastern Time for the following purposes:
1. To elect three Class I directors to hold office until the 2018 annual meeting of stockholders or until their successors are elected and qualified;
2. To ratify the selection by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015;
3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying materials; and
4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Stockholders of record at the close of business on Friday, April 10, 2015 (the “Record Date”) are entitled to receive this notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments of such meeting.
This Proxy Statement and the accompanying WHITE proxy card are first being sent or given to stockholders of record on or about [•], 2015.
Whether or not you plan to attend the meeting, please sign and return the enclosed WHITE proxy card as promptly as possible in the envelope enclosed for your convenience, or please vote via the Internet or phone using the instructions on the WHITE proxy card. If you receive more than one WHITE proxy card because your shares are registered in different names or addresses, each WHITE proxy card should be signed and returned to assure that all of your shares are represented at the meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. The prompt return of proxies will save the expense involved in further communication.
You can find detailed information regarding voting in the section entitled “Information About the Annual Meeting and Voting” on pages 7 through 10 of this Proxy Statement. If you have any questions or require assistance in voting, please contact MacKenzie Partners, Inc. toll-free at (800) 322-2885 or call collect (212) 929-5500.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE OR, IF YOU PREFER, SUBMIT YOUR PROXY BY TELEPHONE OR VIA THE INTERNET USING THE INSTRUCTIONS ON THE WHITE PROXY CARD TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

By Order of the Board of Directors,

Danielle Sheer
General Counsel, Vice President, and Secretary
[•], 2015

2015 Notice of Meeting and Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE [•], 2015

The Proxy Statement and the Company’s 2014 Annual Report to stockholders (the “Annual Report”) are available at www.carbonite.com.
IMPORTANT
Our Board urges you NOT to sign any proxy card sent to you by Engine Capital or anyone soliciting proxies to vote for any of the nominees of Engine Capital. Engine Capital has notified the Company that it intends to propose three director nominees for election at the Annual Meeting. If you have already signed any proxy card provided by Engine Capital, you have every legal right to change your vote by using the enclosed WHITE proxy card to vote TODAY - by telephone or by Internet using the instructions on the WHITE proxy card, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

2015 Notice of Meeting and Proxy Statement

PRELIMINARY - SUBJECT TO COMPLETION

Two Avenue de Lafayette
Boston, Massachusetts 02111
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE [•], 2015
The Board of Directors of Carbonite, Inc. is soliciting your proxy to vote at the Annual Meeting of Stockholders to be held on [•], June [•], 2015, at 9:00 a.m. Eastern Time and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at Foley & Lardner LLP, 111 Huntington Avenue, Boston, MA 02199. On or about [•], 2015, we first mailed this Proxy Statement and the accompanying WHITE proxy card to stockholders of record as of April 10, 2015 (the “Record Date”). The only voting securities of Carbonite are shares of common stock, par value $0.01 per share (the “Common Stock”). There were 27,332,782 shares of Common Stock outstanding as of the Record Date. We need the holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, to hold the Annual Meeting.
In this Proxy Statement, we refer to Carbonite, Inc. as the “Company,” “Carbonite,” “we,” or “us” and the Board of Directors as our “Board.” When we refer to Carbonite’s fiscal year, we mean the twelve-month period ending December 31 of the stated year.
The Company’s Annual Report, including our Form 10-K for the year ended December 31, 2014, as amended (our "Form 10-K"), contains consolidated financial statements for the 2014 fiscal year and accompanies this Proxy Statement. You also may obtain a copy of our Form 10-K that was filed with the Securities and Exchange Commission (the “SEC”), without charge, by writing to our Investor Relations department at the above address. Our Form 10-K is also posted on our website at http://investor.carbonite.com/sec.cfm.

2015 Notice of Meeting and Proxy Statement

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider and you should read the entire Proxy Statement before voting.

2015 Annual Meeting of Shareholders

Date & Time: [•], June [•], 2015, at 9:00 a.m.EST	Record Date: April 10, 2015
Place: Foley & Lardner LLP 111 Huntington Avenue Boston, MA 02199
Voting: Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter.

Meeting Agenda and Voting Matters

Item	Management Proposal	Board Vote Recommendation	Page Reference (for more detail)
1	Election of three Class I directors to hold office until the 2018 annual meeting of stockholders or until their successors are elected and qualified	FOR each of our Board's director nominees named in the Proxy Statement	24
2	Ratification of the selection by the Audit Committee of our Board of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015	FOR	25
3	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	FOR	26

Our Board urges you to vote for our Board’s nominees and proposals by using the enclosed WHITE proxy card and not to sign or return or vote any proxy card sent to you by Engine Capital or anyone soliciting proxies to vote for any of the nominees of Engine Capital.

Members of our Board of Directors

Name	Age	Position	Term Expires
David Friend	67	Executive Chairman of the Board (Class III)	2017
Mohamad Ali	44	President, Chief Executive Officer and Director (Class I)	2015
Peter Gyenes	69	Director (Class I)	2015
Pravin Vazirani	43	Director (Class I)	2015
Stephen Munford	49	Director (Class II)	2016
Charles Kane	57	Director (Class II)	2016
Todd Krasnow	57	Director (Class III)	2017
Jeffry Flowers	61	Director (Class III)	2017

2015 Notice of Meeting and Proxy Statement

Information about our Board and Committees

	Number of Members	Independence	Number of Meetings During Fiscal Year 2014
Full Board	8	62.5%	14
Audit Committee	3	100%	7
Compensation Committee	3	100%	5
Nominating and Corporate Governance Committee	3	100%	1

Governance Highlights

✓	Standing Board Committees Comprised Solely of Independent Directors
✓	Lead Independent Director
✓	Majority Independent Board
✓	Committee Authority to Retain Independent Advisors
✓	Robust Code of Business Conduct and Ethics; Policies on Insider Trading and Related Person Transactions

Executive Compensation Highlights

Our Philosophy

Our compensation philosophy is to tie a significant percentage of an executive officer’s compensation to stockholder returns. We believe that because the achievement of our business and financial objectives will be reflected in the value of our equity, our executive officers will be incentivized to achieve these objectives when a significant portion of their compensation is tied to the value of our equity. To this end, we use stock options and restricted stock units ("RSUs") as components of our named executive officer compensation program because we believe that equity compensation best ties individual compensation to the creation of stockholder value over time. We believe that equity compensation is a significant motivator in attracting employees to internet-related and other technology companies.

Core Components of Executive Compensation

✓
Base Salary – Fixed cash payment giving consideration to the compensation paid to similarly situated executives at peer companies and an assessment of each executive officer’s responsibilities, performance and contributions, among other factors.

✓
Incentive Cash Bonus – Variable cash payment giving consideration to the base compensation paid to similarly situated executives at peer companies and an assessment of each executive officer’s responsibilities, performance and contributions, among other factors.

✓
Equity Incentives – Stock options and RSUs giving consideration to certain internal factors, such as the relative job scope, the value of prior and outstanding equity awards, individual performance and contributions, and external factors.

2015 Notice of Meeting and Proxy Statement

Key Features of our Executive Compensation Program

What We Do:
✓
Linkage Between Performance Measures and Strategic and Operational Objectives – Our executive compensation program is designed to align compensation incentives with our corporate strategic, business, and financial objectives and the long-term interests of our stockholders.

✓	Emphasis on Future Pay Opportunity vs. Current Pay Opportunity – For 2014, all of our long-term incentive awards were delivered 100% in the form of equity.
✓	Performance-Based Options – For 2014, our new Chief Executive Officer received option awards that vest based on our stock price performance.
✓	Market Comparison of Executive Compensation Against a Relevant Peer Group
✓	“Double Trigger” Cash Severance in the Event of a Change in Control – In the event of a change in control, cash severance benefits are payable only upon a “double trigger.”
✓	Independent Compensation Consultant - The Compensation Committee retains its own compensation consultant to review the Company’s executive compensation program and practices.
✓	Maximum Payout Caps for Annual Cash Incentive Compensation

What We Don’t Do:
☒	No Change in Control or Perquisite Tax Gross-Ups
☒	No Executive Perquisites
☒	No Excessive Severance Benefits
☒	No Service-Based Defined Benefit Pension Plan or Other Similar Benefits
☒	No Repricing of Underwater Stock Options

2015 Notice of Meeting and Proxy Statement

Summary Compensation

The table below includes some, but not all, of the information included in the Summary Compensation Table.

Name and Principal Position	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All other Compensation ($)	Total ($)
Mohamad Ali, President and Chief Executive Officer	28,409	500,000	6,498,000	1,853,125	—	—	8,879,534

David Friend, Executive Chairman (4)	340,000	—	508,000	523,210	102,000	7,933	1,481,143

Anthony Folger, Chief Financial Officer	296,667	25,000	254,250	261,865	47,467	5,867	891,115

Peter Lamson, Senior Vice President of Global Sales	281,917	—	127,125	130,933	50,745	10,332	601,052

Brad Meiseles, Senior Vice President of Engineering	263,333	—	433,497	—	48,565	9,349	754,744

Danielle Sheer, General Counsel,Vice President and Secretary	256,250	28,000	294,200	104,746	35,875	9,941	729,012

Swami Kumaresan, Executive Vice President of Product and Engineering (2013-2014) (5)	154,917	—	127,125	130,933	—	137,865	550,839

(1)
The amount reported for Mr. Ali represents a cash sign-on bonus of $500,000. Mr. Ali is obligated to repay a prorated portion of this sign-on bonus if he voluntarily terminates his employment within one-year of his hire date.

(2)
The amounts reported in these columns represent the aggregate grant date fair value of RSU and option awards, calculated in accordance with FASB ASC Topic 718, except that no forfeiture assumptions were included. Under FASB ASC Topic 718, the vesting condition related to Mr. Ali's performance-based option awards is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for Mr. Ali that could be calculated and disclosed based on achievement of the underlying market condition. For a discussion of the assumptions made in the valuations reflected in this column, see Note 9 of the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2014. Note that amounts reported in this column reflect the accounting cost for these stock option awards, and do not correspond to the actual economic value that may be received by the recipients of these stock option awards.

(3)	The amounts reported in this column represent incentive cash bonuses paid by the Company.

(4)	Mr. Friend was appointed Executive Chairman of the Board of Directors, effective January 8, 2015.

(5)	Mr. Kumaresan’s employment with us terminated effective July 31, 2014.

2015 Notice of Meeting and Proxy Statement

Recent Compensation Actions

As part of its annual 2014 compensation review process, the Compensation Committee of the Board, approved the following compensation decisions with respect to the 2014 named executive officers:

•	2014 Base Salary Adjustments. Four of our named executive officers received base salary increases ranging from 3% to 7.7%.

•
2014 Cash Bonus. Under the 2014 cash bonus plan, bonuses were determined based on the Company’s performance with respect to new small business bookings and free cash flow, weighted 60% and 40%, respectively. Based on the Company’s performance, the Compensation Committee certified a bonus payout of 40% of target for the participating named executive officers.

•
2014 Equity Incentives. The 2014 equity program consisted of stock options and RSUs. The Compensation Committee approved the use of RSUs in the Company’s executive compensation program to encourage retention and reward performance over the vesting period.

On December 3, 2014, the Company appointed Mohamad Ali as President and Chief Executive Officer and as a member of our Board. Effective upon such appointment, David Friend became Executive Chairman of the Board of Directors. In connection with Mr. Ali’s appointment to the position of President and Chief Executive Officer, the Company entered into an executive employment agreement, which included, among other benefits: (i) an annual base salary of $375,000, (ii) a sign-on bonus of $500,000 to offset the compensation Mr. Ali forfeited by leaving his prior employer, which is subject to a prorated repayment by Mr. Ali in the event that prior to the one year anniversary of Mr. Ali’s employment with the Company he voluntary terminates his employment other than for Good Reason, Disability, or death or the Company terminates his employment for Cause (each as defined in Mr. Ali’s Employment Agreement), (iii) an option to purchase 250,000 shares of Common Stock, with the vesting of such option determined based on the Company’s stock price performance and (iv) 450,000 restricted stock units (RSUs), with 50,000 of such RSUs to vest on December 31, 2015 and 400,000 of such RSUs to vest 25% on the one year anniversary of Mr. Ali’s employment with the Company and the remainder in equal quarterly installments over the following 36 months, subject to Mr. Ali’s continued employment with the Company through each applicable vesting date.

On January 8, 2015, the Company entered into an employment agreement with Mr. Friend setting forth the terms of his employment as the Company’s Executive Chairman, which included, among other benefits: (i) an annualized base salary of $340,000 for an interim period beginning December 3, 2014 and ending February 28, 2015, (ii) an annualized base salary of $125,000 for twelve (12) months following the conclusion of the interim period and (iii) an option to purchase 100,000 shares of Common Stock, with such option vesting and becoming exercisable quarterly over four (4) years for so long as Mr. Friend serves as an employee or director of the Company.

2015 Notice of Meeting and Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Q. Who can vote at the Annual Meeting?
A. Only stockholders of record at the close of business on the Record Date (April 10, 2015) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 27,332,782 shares of Common Stock issued and outstanding, and entitled to vote.
Q. What if my shares are registered in my name?
A. If, on the Record Date, your shares were registered directly in your name with Carbonite’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed WHITE proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure that your vote is counted.
Q. What if my shares are registered in the name of a broker, bank or other agent?
A. If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials, including the WHITE voting instruction card, are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent as to how to vote the shares of Common Stock in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker or other agent.
Q. What am I being asked to vote on?
A. You are being asked to vote FOR:

•
the election of the three Class I directors nominated by our Board, namely Mohamad Ali, Peter Gyenes and Pravin Vazirani, to hold office until the 2018 annual meeting of stockholders or until their successors are elected and qualified;

•	the ratification of the selection by the Audit Committee of our Board of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015; and

•	the approval, on an advisory basis, of the compensation of the Company’s named executive officers.
In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
Q. Has the Company been notified that a stockholder intends to propose alternative director nominees at the Annual Meeting?
A. Yes. The Company received a notice dated February 26, 2015 from Engine Capital stating its intention to propose three alternative director nominees for election at the Annual Meeting. The Engine Capital nominees have NOT been endorsed by our Board. We urge you NOT to use any proxy card that you may receive from Engine Capital. We urge you to use the WHITE proxy card and vote FOR ALL of our Board’s nominees for director.
OUR BOARD OF DIRECTORS URGES YOU TO DISREGARD ANY MATERIALS, AND NOT TO SIGN OR RETURN ANY PROXY CARD, SENT TO YOU BY ENGINE CAPITAL.
We are not responsible for the accuracy of any information provided by or relating to Engine Capital contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Engine Capital or any other statements that Engine Capital may otherwise make.
Q. How do I vote?
A. You may vote by mail using the WHITE proxy card or follow any alternative voting procedure described on the WHITE proxy card. To use an alternative voting procedure, follow the instructions on the WHITE proxy card.
For the election of directors, you may either vote “For” a nominee or you may “Withhold” your vote for a nominee. For the ratification of the selection of the Company’s independent auditors and the advisory vote on named executive officer compensation, you may vote “For” or “Against” or abstain from voting.
It will NOT help to elect the nominees nominated by our Board if you sign and return proxies sent by Engine Capital, even if you vote AGAINST or WITHHOLD on its directors using the Engine Capital proxy card. In fact, doing so will cancel any previous vote you may have cast in favor of our Board’s nominees on the Company’s WHITE proxy card.

2015 Notice of Meeting and Proxy Statement

Q. What are the voting procedures for stockholders of record?
A. If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by mail by using the accompanying WHITE proxy card or over the internet or by telephone using the instructions on the WHITE proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy card will be disregarded.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote by proxy over the internet or by telephone, follow the instructions provided on the WHITE proxy card.

•
To vote by mail by, complete, sign and date the WHITE proxy card and return it promptly in the envelope provided. If you return your signed WHITE proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Q. What are the voting procedures if my shares are registered in the name of a broker, bank or other agent?
A. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a WHITE voting instruction card and voting instructions with these proxy materials from that organization rather than from us. To ensure that your vote is counted, follow the directions set forth on the WHITE voting instruction card and voting instructions that you receive. To vote in person at the Annual Meeting, you must obtain a valid proxy card from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.
Q. Who counts the votes?
A. MacKenzie Partners, Inc. (“MacKenzie”) has been engaged as our independent agent to provide advisory, consulting and solicitation services, and tabulate stockholder votes. If you are a stockholder of record, your executed proxy card is returned directly to MacKenzie for tabulation. If you hold your shares through a broker, your broker returns one proxy card to MacKenzie on behalf of all its clients.

Q. How are votes counted?
A. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter.
With respect to Proposal One, the election of the directors, the three nominees receiving the highest number of votes will be elected.
With respect to Proposal Two and Proposal Three, the affirmative vote of the holders of a majority in voting power of the shares of Common Stock that are present in person or by proxy and entitled to vote on each proposal is required for approval.
If your shares are held by a broker, bank, or other agent (that is, in “street name”) and you do not instruct the broker, bank, or other agent as to how to vote these shares on Proposals One or Three, the broker, bank, or other agent may not exercise discretion to vote for or against those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. However, “broker non-votes” will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether or not a quorum is present. With respect to Proposal Two, the broker, bank, or other agent may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your broker, bank, or other agent so that your vote can be counted.
If stockholders abstain from voting, including brokers, banks, or other agents holding their clients’ shares of record who cause abstentions to be recorded, these shares will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether or not a quorum is present. Abstentions will have no effect with regard to Proposal One because approval of a percentage of shares present or outstanding is not required for this proposal. With respect to Proposals Two and Three, abstentions will have the same effect as an “Against” vote.
Q. How do I vote via internet or telephone?
A. You may vote by proxy via the internet or by telephone by following the instructions provided on the WHITE proxy card. Please be aware that if you vote by phone or over the internet, you may incur costs such as telephone and internet access charges for which you will be responsible. The internet and telephone voting facilities for eligible stockholders of record will close at 11:59 p.m. Eastern Time on [•], 2015. The giving of such a telephonic or internet proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to

2015 Notice of Meeting and Proxy Statement

give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.
Q. What if I return a WHITE proxy card but do not make specific choices?
A. If we receive a signed and dated WHITE proxy card and the WHITE proxy card does not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of our Board, including “For” the election of each of our Board’s three nominees for director, “For” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and “For” the approval, on an advisory basis, of named executive officer compensation. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Q. Who is paying for this proxy solicitation?
A. This proxy solicitation is being made on behalf of our Board. We will pay for the entire cost of soliciting proxies. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The Company has engaged MacKenzie to provide advisory, consulting and solicitation services. If Engine Capital proceeds with a potential proxy contest, we may incur substantial additional costs in connection with our solicitation of proxies. The Company has agreed to pay MacKenzie customary compensation for its services, including an initial retainer of $40,000 plus reimbursement for reasonable out-of-pocket expenses incurred during the solicitation, of which $40,000.00 has been paid to date. MacKenzie has advised us that its initial fees could be up to $150,000 in connection with a proxy contest. The Company has also arranged to indemnify MacKenzie against certain liabilities arising from or in connection with the engagement. In addition to mailed proxy materials and proxy materials available over the internet, MacKenzie and our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. MacKenzie has advised us that approximately [•] of its employees will be involved in the proxy solicitation on our behalf.
Q. What does it mean if I receive more than one set of proxy materials?
A. If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all of the shares that you own, you must either sign and return all of the WHITE proxy cards or follow the instructions for any alternative voting procedure on each of the WHITE proxy cards that you receive.

Additionally, you may receive proxy solicitation materials from, or on behalf of, Engine Capital, including opposition proxy statements and proxy cards. The Board unanimously recommends that you disregard any proxy card you receive from Engine Capital or anyone soliciting proxies on behalf of any of the nominees of Engine Capital.

If you have already voted using an Engine Capital proxy card, you have every right to change your vote by executing the enclosed WHITE proxy card or by voting by telephone or via the Internet by following the instructions provided on the WHITE  proxy card. Only the latest dated proxy you submit will be counted. If you vote against any Engine Capital nominee using Engine Capital’s proxy card, your vote will not be counted as a vote for our Board’s nominees and will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. IF YOU WISH TO VOTE PURSUANT TO THE RECOMMENDATION OF THE BOARD, YOU SHOULD DISREGARD ANY PROXY CARD THAT YOU RECEIVE OTHER THAN THE WHITE PROXY CARD.

If you have any questions or need assistance voting, please call MacKenzie Partners, Inc., our proxy solicitor assisting us in connection with the Annual Meeting, toll-free at (800) 322-2885 or collect at (212) 929-5500.

Q. Can I change my vote after submitting my proxy?
A. Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to Carbonite’s Secretary at Two Avenue de Lafayette, Boston, Massachusetts 02111.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by such broker, bank, or other agent.
If you have previously signed any proxy card sent to you by Engine Capital, you may change your vote by signing, dating and returning the enclosed WHITE proxy card in the accompanying postage-paid envelope or by voting by telephone or via the Internet by following the instructions on your WHITE proxy card. Please note that submitting a proxy card sent to you by Engine Capital - even if you vote in protest

2015 Notice of Meeting and Proxy Statement

against Engine Capital nominees - will revoke any votes you previously made via the Company’s WHITE proxy card.
Q. When are stockholder proposals due for next year’s Annual Meeting?
A. If you are interested in submitting a proposal for inclusion in the proxy statement for our 2016 annual meeting, you must follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in the proxy statement, we must receive your stockholder proposal at the address noted below no later than [•].

If you wish to present a proposal or nominate any candidates for election at our 2016 annual meeting, you must give written notice to Carbonite’s Secretary at the address noted below by [•], 2016, but no sooner than [•], 2016. However, if the 2016 annual meeting is held before [•], 2016 or after [•], 2016, then we must receive the required notice of a proposal or proposed director candidate no earlier than the 120th day prior to the 2016 annual meeting and no later than the close of business on the later of (1) the 70th day prior to the 2016 annual meeting and (2) the 10th day following the date on which public disclosure of the date of the 2016 annual meeting was made. You are also advised to review our By-Laws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
Any proposals, notices, or information about proposed director candidates should be sent to Carbonite’s Secretary at Two Avenue de Lafayette, Boston, Massachusetts 02111.
Q. What is the quorum requirement?
A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote are present in person or represented by proxy at the Annual Meeting. On the Record Date, there were 27,332,782 shares of Common Stock outstanding and entitled to vote. Accordingly, 13,666,391 shares of Common Stock must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting present in person or represented by proxy, may adjourn the Annual Meeting to another time or place.
Q. How can I find out the results of the voting at the Annual Meeting?

A. Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day on which the final results are available.
Q. Whom should I call if I have questions about the Annual Meeting or voting?
A. Please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies, at:

105 Madison Avenue
New York, New York, 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free: (800) 322-2885

2015 Notice of Meeting and Proxy Statement

Recent Developments

On December 2, 2014, j2 Global, Inc. (“j2”) sent the Company a letter containing j2’s non-binding proposal (the “2014 j2 Proposal”) to purchase all of the outstanding shares of Common Stock for $15.00 per share in cash.

On December 4, 2014, Engine Capital sent a publicly disclosed letter to our Board discussing the 2014 j2 Proposal and urging our Board to initiate a process to sell the Company.

On December 5, 2014, Arnaud Ajdler, a managing partner of Engine Capital, sent a letter further advocating the pursuit of a sale of the Company and asking for a Board seat in exchange for signing a standstill pursuant to which Engine Capital would agree not to wage a proxy fight.

On December 19, 2014, Mohamad Ali, the Company’s President and Chief Executive Officer and a member of our Board, and Charles Kane, another member of our Board, participated in a telephone call with Mr. Ajdler. During that call, Mr. Ali noted that our Board had considered Mr. Ajdler’s request and determined that it was not in the best interests of the Company or its stockholders to add Mr. Ajdler to our Board at that time.

On December 23, 2014, Engine Capital publicly released a letter discussing the December 19, 2014 conversation. In the December 23, 2014 letter, Engine Capital expressed its belief that j2 could pay more than $18.00 per share for the Company and stated, “The way to create leverage is not by tactically rejecting the 2014 j2 Proposal, but instead by publicly announcing the initiation of a sale process and engaging with potential bidders.”

On December 24, 2014, j2 and Copper Holdings, Inc., a wholly-owned subsidiary of j2 (“Copper”), commenced a tender offer (the “j2 Offer”) for all of the outstanding shares of Common Stock at the same $15.00 price per share as the 2014 j2 Proposal.
On January 8, 2015, our Board held a special in-person meeting at which it unanimously determined to authorize the exploration of strategic alternatives, including a potential sale of the Company and/or potential material acquisitions, in order to maximize stockholder value. At the meeting, our Board also determined that the j2 Offer substantially undervalued the Company, was opportunistic and was not in the best interests of the Company’s stockholders. Following the filing of its Schedule 14D-9 with the SEC on January 9, 2015, the Company announced its exploration of strategic alternatives. Shortly thereafter, the Company, with the assistance of its financial advisor, Deutsche Bank Securities Inc. (“Deutsche Bank”), began a formal process in connection with the potential sale of the Company (the “Sale Process”).

On February 26, 2015, the Company received a notice from Engine Capital stating Engine Capital’s intentions to propose three director nominees, including Mr. Ajdler, for election at the Annual Meeting.
On February 27, 2015, j2 and the Company entered into a confidentiality agreement.  Pursuant to such confidentiality agreement, j2 withdrew the j2 Offer on March 2, 2015. The terms of such confidentiality agreement permitted j2 the option to nominate for election at the Annual Meeting individuals who were j2’s existing independent directors.
On March 3, 2015, the Company received a notice from Copper stating Copper’s intention to propose three director nominees for election at the Annual Meeting.
March 30, 2015 was the deadline for bids to be submitted in connection with the Sale Process.
On April 2, 2015, j2 filed an amendment to its Schedule 13D stating that it had communicated to Deutsche Bank that while j2 was prepared to enter into discussions with respect to an acquisition of the Company’s endpoint business, j2 did not believe that the Company’s additional businesses were consistent with j2’s strategic plan. Accordingly, j2 neither made an offer to acquire the entire Company, nor made an offer to acquire a line of business. The amendment to j2’s Schedule 13D also reported the intention to withdraw Copper’s nominees with respect to the election of directors at the Annual Meeting.

On April 16, 2015, the Company announced that our Board had concluded its strategic alternatives exploration process. In the announcement, the Company stated that, as part of this process, the Company had engaged with a significant number of potential strategic and financial acquirers, resulting in several companies signing confidentiality agreements and engaging in due diligence over the preceding three months. The announcement expressed our Board’s belief that, after extensive discussions with interested parties, the interests expressed were unlikely to lead to an acquisition of the entire Company and did not present an attractive alternative to the Company’s stand-alone plan.

On April 17, 2015, Copper notified the Company of the withdrawal of Copper’s nominees with respect to the election of directors at the Annual Meeting.

2015 Notice of Meeting and Proxy Statement

On April 30, 2015, the Company announced that our Board had appointed Peter Gyenes as a Class I director and that Tim Clifford, a Class I director of the Company since November 2013, had resigned and determined not to stand for reelection at the Annual Meeting.

2015 Notice of Meeting and Proxy Statement

Board of Directors, Corporate Governance & Related Matters

Our Board of Directors

The principal responsibility of our Board is to oversee the risk management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The Company’s Amended and Restated Certificate of Incorporation provides that our Board shall be divided into three classes, with the directors in each class serving a three-year term. There are currently eight directors on the Board. The following table sets forth, for the Class I nominees and our other current directors, information with respect to their ages, positions/offices held with the Company, and term of office.

Name	Age	Position	Term Expires
Mohamad Ali	44	Director (Class I)	2015
Peter Gyenes (2)	69	Director (Class I)	2015
Pravin Vazirani (2)(3)	43	Director (Class I)	2015
Charles Kane (1)(3)	57	Director (Class II)	2016
Stephen Munford (1)(3)	49	Director (Class II)	2016
Jeffry Flowers	61	Director (Class III)	2017
David Friend	67	Executive Chairman of the Board (Class III)	2017
Todd Krasnow (1)(2)(4)	57	Director (Class III)	2017

(1)	Member of Audit Committee of our Board.

(2)	Member of Compensation Committee of our Board.

(3)	Member of Nominating and Corporate Governance Committee of our Board.

(4)	Lead Independent Director
Set forth below is biographical information for each of the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led our Board to conclude that they should serve as directors.

2015 Notice of Meeting and Proxy Statement

Director Biographies and Qualifications
Class I (Term Expiring 2015)
Mohamad Ali was appointed as President and Chief Executive Officer, effective as of December 3, 2014, and as a Class I director of the Company, effective as of January 8, 2015. He served as chief strategy officer of Hewlett-Packard, an information technology company, from August 2012 to December 2014. From April 2012 to August 2012, Mr. Ali served as chief executive officer of the Workforce Optimization division of Aspect Software, a provider of business communications solutions and services. From April 2011 to April 2012, Mr. Ali served as senior vice president and president of the global services business of Avaya Corporation, a provider of business collaboration and communications solutions, and from July 2009 to March 2011 he served as Avaya’s senior vice president of corporate development and strategy. From January 1996 to July 2009, Mr. Ali served in various roles at IBM, including vice president of business and strategy for the information management division from 2005 to 2009. Mr. Ali holds a B.S. in Computer Engineering, a B.A. in History and a Master of Science in Electrical Engineering from Stanford University. We believe that Mr. Ali is qualified to serve on our Board due to his extensive experience as an executive in the software and technology industries. Additionally, Mr. Ali is able to provide additional insights into the operations and strategic plan of the Company as the President and Chief Executive Officer of the Company.

Peter Gyenes was appointed to our Board as a Class I director, effective as of April 29, 2015. Mr. Gyenes has served as the non-executive Chairman of the board of directors of Sophos plc, a global security software company, since March 2006, and lead independent director since September 2012. Mr. Gyenes served as Chairman and Chief Executive Officer of Ascential Software Corporation (NASDAQ: ASCL), a market leader in data integration software, and its predecessor companies VMark Software, Ardent Software and Informix from 1996 until it was acquired by International Business Machines Corporation in 2005. Mr. Gyenes served on the board of directors of Netezza Corporation (NYSE: NZ) from 2008 until it was acquired by International Business Machines Corporation in 2010. Mr. Gyenes also served on the board of Lawson Software, Inc. (NASDAQ: LWSN) from 2006 until it was acquired by Infor in July 2011. He currently serves on the boards of directors of EnerNoc (NASDAQ: ENOC), IntraLinks Holdings, Inc. (NYSE: IL), Pegasystems Inc. (NASDAQ: PEGA), Cimpress NV (NASDAQ: CMPR), and Epicor Software Corporation, a provider of software solution to the manufacturing, distribution, retail and services industries, and serves as trustee emeritus of the Massachusetts Technology Leadership Council. Mr. Gyenes received his B.A. in mathematics and his M.B.A. in marketing from Columbia University. Mr. Gyenes was brought to the attention of the Nominating and Corporate Governance Committee at the recommendation of Messrs. Munford and Kane. We believe Mr. Gyenes’ qualifications to serve on our Board include his experience as the Chief Executive Officer of a publicly traded company, his knowledge gained from service on the boards of various public and private companies and his more than 40 years of experience in technology, sales, marketing and general management positions within the computer systems and software industry.

Pravin Vazirani has served on our Board since April 2007. Since August 2005, Mr. Vazirani has been a managing director of Menlo Ventures, a venture capital firm focused on technology investments. Affiliates of Menlo Ventures beneficially own more than 5% of our Common Stock. Previously, Mr. Vazirani served as an engineer for Pacific Communication Sciences, Inc., as a product manager for ADC Telecommunications and as an engineer for Jet Propulsion Laboratory. Mr. Vazirani is also a member of the board of directors of FiveStars, Stance, vArmour, Glympse, Inc., Lumosity, Inc., Nexenta Systems, Inc. and Poshmark, Inc. Mr. Vazirani holds an M.B.A. from the Harvard University Graduate School of Business and a B.S. and a M.S. in Electrical Engineering from the Massachusetts Institute of Technology. We believe that Mr. Vazirani is qualified to serve on our Board due to his experience with the venture capital industry and a wide variety of internet and technology companies, as well as the perspective he brings as an affiliate of one of our major stockholders.
Class II (Term Expiring 2016)
Charles Kane has served on our Board since July 2011. Since November 2006, Mr. Kane has served as a director of One Laptop Per Child, a non-profit organization that provides computing and internet access for students in the developing world, for which he also served as president and chief operating officer from March 2008 to July 2009. From July 2007 to March 2008, Mr. Kane served as executive vice president and chief administrative officer of Global BPO Services Corp., a special purpose acquisition corporation, and from August 2007 to March 2008, as chief financial officer of Global BPO. From May 2006 to October 2006, he served as chief financial officer of RSA Security Inc., a provider of e-security solutions. From July 2003 to May 2006, Mr. Kane served as chief financial officer of Aspen Technology, Inc., a provider of supply chain management software and professional services. Earlier in his career, Mr. Kane served as president and chief executive officer of Corechange, Inc., an enterprise software company, and as chief financial officer of Informix Software, Inc., a provider of database management systems. Mr. Kane also held financial positions with Stratus Computer, Inc., Prime Computer Inc. and Deloitte & Touche LLP. Since November 2006, Mr. Kane has served as a member of the board of directors and as chairman of the audit committee of Progress Software Corp., a publicly-traded provider of infrastructure software. Since May 2010, he has served as a member of the board of directors and as chairman of the audit committee of Demandware, Inc., a provider of e-commerce solutions, and since November 2011 he has served as a member of the board of directors and as chairman of the audit committee of RealPages, Inc., a publicly-traded provider of software solutions for the rental housing

2015 Notice of Meeting and Proxy Statement

industry. Since April 2012, Mr. Kane has served as an advisor to Panopticon Software AB, a provider of data visualization software, and since October 2012 Mr. Kane has served as a member of the board of directors and as chairman of the audit committee of PhotoBox LTD, an online digital photo service provider. Previously he has also served as a member of the board of directors of Borland Software Corp., a publicly-traded provider of open application lifecycle management solutions; Netezza Corporation, a publicly-traded data warehouse appliance provider, from May 2005 to November 2010; and of Applix Inc., a publicly-traded provider of enterprise planning software, from January 2002 to March 2007. Mr. Kane holds a B.B.A. in Accounting from the University of Notre Dame, an M.B.A. in International Finance from Babson College, and is senior lecturer of International Finance at the Massachusetts Institute of Technology Sloan School of Management. We believe that Mr. Kane is qualified to serve on our Board due to his significant experience both in senior financial roles and as a director of other publicly-traded companies.

Stephen Munford has served on our Board since January 2014. From May 2005 to September 2012, Mr. Munford served as chief executive officer of Sophos Ltd., a developer and vendor of security software and, since September 2012, Mr. Munford has served as the chairman of Sophos’ board of directors. Mr. Munford also serves as chairman of the board of directors of Elastic Path Software Inc., a developer and vendor of e-commerce software; Quick Mobile, a provider of mobile solutions for events; and Core Security Inc., a provider of cyber security solutions. Mr. Munford holds a B.A. in Economics from the University of Western Ontario and an M.B.A. from Queen’s University. We believe that Mr. Munford is qualified to serve on our Board due to his significant operating and management experience and his specific experience in the e-commerce and data security fields.
Class III (Term Expiring 2017)
Jeffry Flowers has served as a member of our Board since he co-founded our Company with Mr. Friend in February 2005. Since May 2012, Mr. Flowers has served as the chief executive officer of Storiant, Inc., a provider of enterprise storage products. Previously, Mr. Flowers served as our technical advisor from April 2012 to August 2012, as our chief architect from April 2011 to April 2012 and as our chief technology officer from February 2005 to March 2011. Previously, Mr. Flowers co-founded with Mr. Friend, and served as chief technical officer of, Sonexis, Inc., a software company providing audio-conferencing services, from March 1999 through March 2002 and served as a director of Sonexis from March 1999 through August 2004. Prior to that time, Mr. Flowers co-founded with Mr. Friend, and served as chief technology officer and as a director of, FaxNet Corporation, a supplier of messaging services to the telecommunications industry. He also co-founded Pilot Software, Inc., a software company, with Mr. Friend in 1983. Mr. Flowers served as VP of Development at ON Technology Corporation, a publicly-traded software vendor, from June 1994 through February 1996. Mr. Flowers holds an M.S. and a B.S. in Information and Computer Science from Georgia Institute of Technology. We believe that Mr. Flowers is qualified to serve on our Board based on his historic knowledge of our Company as one of its founders, the continuity he provides to the Board, his strategic vision for our technology and his background in internet and software companies.

David Friend served as our Chief Executive Officer and as a member of our Board since he co-founded our Company with Mr. Flowers in February 2005. Mr. Friend also served as our President from February 2005 to September 2007 and again from August 2010 to December 2014. Effective as of December 3, 2014, Mr. Friend resigned as President and Chief Executive Officer of the Company and became Executive Chairman of the Board. From March 1999 through March 2002, Mr. Friend co-founded with Mr. Flowers and served as chief executive officer and president of Sonexis, Inc., a software company providing audio-conferencing services and served as a director of Sonexis from March 1999 through August 2004. From June 1995 through December 1999, Mr. Friend co-founded with Mr. Flowers and served as chief executive officer and as a director of FaxNet Corporation, a supplier of messaging services to the telecommunications industry. Prior to that time, Mr. Friend co-founded Pilot Software, Inc., a software company, with Mr. Flowers in 1983. Previously, Mr. Friend founded Computer Pictures Corporation, a software company whose products applied computer graphics to business data, and served as president of ARP Instruments, Inc., an audio hardware manufacturer. Mr. Friend served as a director of GEAC Computer Corporation Ltd., a publicly-traded enterprise software company, from October 2001 to October 2006, and currently serves as a director of CyraCom International, Inc., DealDash Oyj, Netblazr, Inc. and Storiant, Inc. Mr. Friend holds a B.S. in Engineering from Yale University. We believe that Mr. Friend is qualified to serve on our Board based on his historic knowledge of our Company as one of its founders, the continuity he provides to the Board, his strategic vision for our Company and his background in internet and software companies.

Todd Krasnow has served on our Board since September 2005 and as our lead independent director since April 2011. Mr. Krasnow has served as the president of Cobbs Capital, Inc., a private consulting company, since January 2005, and as marketing domain expert with Highland Consumer Fund, a venture capital firm, since June 2007. Previously, Mr. Krasnow was the chairman of Zoots, Inc., a dry cleaning company from June 2003 to January 2008 and chief executive officer of Zoots, Inc. from February 1998 to June 2003. He served as the executive vice president of sales and marketing of Staples, Inc. from May 1993 to January 1998 and in other sales and marketing positions for Staples, Inc. from March 1986 to May 1993. Mr. Krasnow is a director of Tile Shop Holdings, Inc., a publicly-traded retailer of tile and stone, and is chairman of the Tile Shop Holdings’ compensation and nominating and corporate governance committees. Mr. Krasnow is also a member of the advisory boards of C&S Wholesale Grocers, Inc. and Kids II, Inc., a manufacturer of children’s products. Mr. Krasnow holds an M.B.A. from the Harvard University Graduate School of Business and an A.B. in Chemistry from Cornell University. We believe that Mr. Krasnow is qualified to serve on our Board due to his operating and management experience, his expertise in sales and marketing and the continuity he provides to the Board.

2015 Notice of Meeting and Proxy Statement

Board Leadership Structure

Executive Chairman

Mr. Friend served as the Chairman of our Board and Chief Executive Officer from 2005 to December 2014. Effective as of December 3, 2014, Mr. Friend resigned as President and Chief Executive Officer of the Company and became Executive Chairman of the Board. He will continue to advise the Company on key strategic initiatives. As former Chief Executive Officer and one of our founders, Mr. Friend is intimately familiar with our business, growth strategy, and the key issues that we face and is therefore uniquely positioned to focus our Board. In connection with Mr. Friend’s resignation as our Chief Executive Officer, we separated the positions of chairman and chief executive officer, as we believe it is important for Mr. Friend to continue leading our Board in light of his understanding of our business and strategic vision for our Company.
Lead Independent Director
 Our governance structure provides that one of our independent directors should serve as a lead independent director at any time when the chief executive officer serves as the chairman of the Board, or if the chairman of our Board is not otherwise independent. Given that Mr. Friend and Mr. Ali are both non-independent directors, our Board has appointed Mr. Krasnow as lead independent director. The lead independent director presides over periodic meetings of our independent directors, serves as a liaison between our chairman and the independent directors and performs such additional duties as our Board may otherwise determine and delegate.
Independence of Our Board of Directors
As required under the rules and regulations of The Nasdaq Stock Market, or Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. Our Board, in consultation with our counsel, has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, our Board has determined that Messrs. Clifford (who recently resigned from the Board but served as a member during the Company's last fiscal year), Gyenes, Kane, Krasnow, Munford, and Vazirani, representing five of our eight current directors and six of the nine directors serving on the Board since the beginning of the last fiscal year, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. There are no family relationships among any of our directors, director nominees, or named executive officers. In making this determination, our Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining each non-employee director’s independence, including the beneficial ownership of our capital stock by each non-employee director. Because it is not possible to anticipate or explicitly provide for all circumstances that might signal potential conflicts of interest or bear on the materiality of a director’s relationship with the Company, our Board, when making its “independence” determinations, prefers to broadly consider all relevant facts and circumstances, including, without limitation, applicable independence standards promulgated by Nasdaq.

Code of Business Conduct & Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code) that is applicable to all of our directors, officers and employees. The Code includes standards and procedures for reporting and addressing potential conflicts of interest, the accuracy of the Company’s financial records, corporate opportunities and insider information, as well as a general code of conduct that provides guidelines regarding how to conduct business in an ethical manner. A copy of the Code is available on our website on the investor relations page at http://investor.carbonite.com/governance.cfm. Any waivers of the Code for directors or executive officers, or any amendments to the Code, shall be posted on the Company’s website within four business days of such amendments or waivers, as the case may be and, to the extent required by the listing standards of Nasdaq, by filing a Current Report on Form 8-K with the SEC, disclosing such information.

2015 Notice of Meeting and Proxy Statement

Board Responsibility; Risk Oversight
Our Board is responsible for, among other things:

•	oversight of our business;

•	review and approval of our significant financial objectives, plans, and actions; and

•	review of the performance of our chief executive officer, executive chairman and other executive officers based on reports from our Board’s compensation committee (the “Compensation Committee”).
The Board conducts an annual self-evaluation, a review of the committee structure, and an assessment of its compliance with our governance principles. In fulfilling our Board’s responsibilities, directors have full access to our management and independent advisors.
While the Audit Committee is primarily responsible for overseeing our risk management function, our entire Board is actively involved in risk management oversight. For example, our Board engages in periodic discussions with such company executive officers as our Board deems necessary, including the chief executive officer, executive chairman, chief financial officer and general counsel. In addition, our Compensation Committee reviews compensation policies and practices as they relate to risk management practices and risk-taking incentives. We believe that the leadership structure of our Board supports effective risk management oversight.
Risk Assessment and Compensation Practices
Our Compensation Committee has reviewed our compensation policies and practices for our employees as they relate to our risk management and, based upon this review, we believe that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on us in the future.
Specifically, we believe that the elements of our compensation programs do not encourage unnecessary or excessive risk-taking. Base salaries are fixed in amount. A significant portion of the compensation provided to our executive officers, and a material amount of the compensation provided to other employees, is in the form of equity awards that help align executive officer and employee interests with those of our stockholders. We do not believe that these awards encourage unnecessary or excessive risk-taking because the ultimate value of the awards is tied to our stock price, and because awards are staggered and subject to long-term vesting schedules that help ensure that executive officers and employees have significant value tied to long-term stock price performance.
Board Committees
Our Board has established the following committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

	Audit	Compensation	Nominating & Corporate Governance
David Friend (EC)
Mohamad Ali
Peter Gyenes		M
Jeffry Flowers
Stephen Munford	M		M
Charles Kane	Ch		M
Todd Krasnow (LD)	M	Ch
Pravin Vazirani		M	Ch
EC = Executive Chairman of the Board  LD = Lead Independent Director  Ch = Committee Chair   M = Committee Member
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process, the audit of our financial statements, and our internal control processes. Among other matters, the Audit Committee:

•	evaluates the independent auditors’ qualifications, independence, and performance;

2015 Notice of Meeting and Proxy Statement

•	determines the engagement, retention, and compensation of the independent auditors;

•	reviews and approves the scope of the annual audit and the audit fee;

•
discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements, including the disclosures in our annual and quarterly reports filed with the SEC;

•	approves the retention of the independent auditors to perform any proposed permissible non-audit services;

•	reviews our risk assessment and risk management processes;

•	establishes procedures for receiving, retaining and investigating complaints received by us regarding accounting, internal accounting controls, or audit matters;

•	monitors the rotation of partners of the independent auditors on the Carbonite engagement team as required by law;

•	reviews our critical accounting policies and estimates; and

•
oversees any internal audit function. Additionally, the Audit Committee reviews and approves related person transactions and reviews and evaluates, on an annual basis, the Audit Committee charter and the committee’s performance.

The current members of our Audit Committee are Messrs. Kane, Krasnow and Munford, with Mr. Kane serving as the chair of the committee. All members of our Audit Committee serving since the beginning of the last fiscal year meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Kane is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Messrs. Kane, Krasnow, and Munford (as well as Mr. Clifford, who served on the committee during the last fiscal year), are independent as defined under the applicable rules and regulations of the SEC and Nasdaq. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, a copy of which is posted on our website at http://investor.carbonite.com/governance.cfm.
Compensation Committee
Our Compensation Committee reviews and recommends policies relating to compensation and benefits of our executive officers and employees. Among other matters, the Compensation Committee:

•
annually reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers based on such evaluations;

•	administers the issuance of stock options and other awards under our equity compensation plans; and

•	reviews and evaluates, on an annual basis, the Compensation Committee charter and the committee’s performance.
For a description of the Compensation Committee’s processes and procedures, including the roles of our executive officers and independent compensation consultants in the Compensation Committee’s decision-making process, see the section entitled “Compensation Discussion and Analysis” below. Pursuant to its charter and to the extent permitted by applicable law and regulation, the Compensation Committee may delegate any of its authority to a subcommittee or single member of the Compensation Committee, except where it would interfere with the compensation safe harbors afforded by Section 162(m) of the Internal Revenue Code or Section 16(b) of the Exchange Act. Further, to the extent permitted by applicable law and the provisions of any equity-based plan, the Compensation Committee may delegate to one or more of the Company’s executive officers the power to grant options, stock, or other equity rights to employees of the Company who are not directors or executive officers of the Company.
The current members of our Compensation Committee are Messrs. Krasnow, Gyenes and Vazirani, with Mr. Krasnow serving as the chair of the committee. All of the members of our Compensation Committee serving since the beginning of the last fiscal year are independent under the applicable rules and regulations of the SEC, Nasdaq, and Section 162(m) of the Internal Revenue Code. The Compensation Committee operates under a written charter, a copy of which is posted on our website at http://investor.carbonite.com/governance.cfm.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for making recommendations regarding corporate governance; identification, evaluation and nomination of candidates for directorships; and the structure and composition of our Board and committees of our Board. In addition, the Nominating and Corporate Governance Committee:

•	approves our committee charters;

•	oversees compliance with our code of business conduct and ethics;

2015 Notice of Meeting and Proxy Statement

•	contributes to succession planning;

•	reviews actual and potential conflicts of interest of our directors and officers other than related person transactions reviewed by the Audit Committee;

•	oversees our Board self-evaluation process;

•	is responsible for making recommendations regarding non-employee director compensation to the full Board; and

•	reviews and evaluates, on an annual basis, the Nominating and Corporate Governance Committee charter and the committee’s performance.
The current members of our Nominating and Corporate Governance Committee are Messrs. Kane, Munford and Vazirani, with Mr. Vazirani serving as the chair of the committee. All of the members of our Nominating and Corporate Governance Committee are independent under the applicable rules and regulations of Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is posted on our website at http://investor.carbonite.com/governance.cfm.
Criteria and Procedures for Director Nominations

In selecting director candidates, the Nominating and Corporate Governance Committee and our Board consider whether the candidates possess the required skill sets and fulfill the qualification requirements of directors approved by our Board. In this respect, the Nominating and Corporate Governance Committee and our Board consider, among other qualifications: experience; background; judgment; integrity; understanding of the Company’s business environment; personal accomplishment; diversity of viewpoint, experience, education, skill, race, gender and/or national origin; experience in corporate management or as an officer or director of another publicly held company; and willingness to devote adequate time to Board duties. In evaluating candidates for nomination to our Board, the Nominating and Corporate Governance Committee shall take into account Nasdaq listing rules and any other applicable law, regulation or rule. Other than the foregoing, there are no minimum criteria for director nominees, and the Nominating and Corporate Governance Committee may consider such other qualifications as it may deem appropriate. The Board evaluates each individual in the context of our Board as a whole, with the objective of recommending a group that can best achieve the success of the Company's business and represent shareholder interests through the exercise of sound judgment.

Potential director candidates will be discussed by the Nominating and Corporate Governance Committee and proposed for nomination by the entire Board. The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of our Board willing to continue in service. Current members of our Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for nomination, balancing the value of continuity of service with that of obtaining a new perspective. If any member of our Board did not wish to continue in service or if the Nominating and Corporate Governance Committee decided not to nominate a member for reelection, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee based on the criteria listed above. Executive search firms may be retained to identify individuals that meet the criteria of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. For a stockholder to nominate an individual for election to our Board at an annual meeting, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the applicable annual meeting is more than 30 days before or more than 70 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not less than 70 days and not more than 120 days prior to the date of such annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times and in the forms required under our By-Laws. As set forth in our By-Laws, submissions must include the name and address of the proposed nominee and information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act. Our By-Laws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for a director review a copy of our By-Laws, as amended and restated to date, which are available, without charge, from our Secretary, at Two Avenue de Lafayette, Boston, Massachusetts 02111.

2015 Notice of Meeting and Proxy Statement

Compensation Committee Interlocks and Insider Participation
Todd Krasnow, Stephen Munford and Pravin Vazirani served as members of our Compensation Committee during our last completed fiscal year. Mr. Gyenes replaced Mr. Munford as a member of our Compensation Committee, effective as of April 29, 2015.

Neither Mr. Krasnow, Mr. Gyenes, Mr. Munford nor Mr. Vazirani (a) are, or have at any time during the past year been, officers or employees of ours, (b) were formerly officers of ours, or (c) have had any relationship requiring disclosure by us under Item 404 of Regulation S-K.

     None of our executive officers currently serves, or in the past year has served, as a member of our Board or Compensation Committee (or other Board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee, except that Mr. Friend currently serves, and has served as chairman of the board of directors of Storiant, Inc. (“Storiant”) since May 2012, an entity of which Mr. Flowers is the founder and chief executive officer. In connection with his service on Storiant's board of directors, in May 2012, Mr. Friend purchased 200,000 shares of Storiant common stock at de minimis fair market value, which shares are subject to time-based vesting contingent upon Mr. Friend's continued service on Storiant's board of directors. In addition, in May 2012, Storiant issued a $100,000 convertible promissory note to Mr. Friend, with simple interest accruing thereon at 2% per annum. In July 2012, pursuant to the terms of this promissory note, the entire principal amount thereof together with de minimis accrued interest thereon converted into 63,694 shares of Storiant Series A preferred stock, which were subsequently transferred into a trust for the benefit of members of Mr. Friend’s family. In June 2013, this trust purchased 28,513 shares of Storiant Series B preferred stock for an aggregate amount of $121,000.
Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance
Our Board met fourteen (14) times during the last fiscal year and acted by written consent two (2) times. The Audit Committee met seven (7) times, the Compensation Committee met five (5) times and acted by unanimous written consent three (3) times, and the Nominating and Corporate Governance Committee met one (1) time and acted by unanimous written consent one (1) time during the last fiscal year. During 2014, each Board member attended 75% or more of the aggregate of the meetings of our Board and of the committees on which each served. We encourage all of our directors and nominees for director to attend our annual meetings of stockholders; however, attendance is not mandatory. Two of our directors attended our 2014 annual meeting of stockholders.
Stockholder Communications with the Board of Directors
Stockholders and other interested parties who would like to communicate with an individual director, our Board as a group, or a specified Board committee or group, including the independent directors as a group, may do so by writing to them by mail, c/o Carbonite, Inc., Two Avenue de Lafayette, Boston, Massachusetts 02111—Attention: Secretary. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Company will initially receive and process communications before forwarding them to the addressee. Communications also may be referred to other departments within the Company. Any such communication is then distributed to the director or directors named therein unless such communication is considered, either presumptively or in the reasonable judgment of the Company’s Secretary, to be improper for submission to the intended recipient or recipients. Examples of communications that would presumptively be deemed improper for submission include, without limitation, solicitations, communications that are primarily commercial in nature, communications that are related to an improper or irrelevant topic, or communications that request general information about the Company.

Certain Relationships And Related Transactions
We describe below transactions (or proposed transactions) and series of similar transactions, during our last fiscal year to which we were a participant or will be a participant in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers, holders of more than 5% of our Common Stock, or any member of their respective immediate families, had or will have a direct or indirect material interest.

2015 Notice of Meeting and Proxy Statement

Investors’ Rights Agreement
We are party to an investors’ rights agreement which provides that certain holders of our Common Stock have the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. We obtained a waiver of the provisions of this investors’ rights agreement in connection with the filing of our registration statement on Form S-3 in November 2013.
Other than as described above under this section “Certain Relationships and Related Transactions,” since the beginning of our last fiscal year, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to terms we could have obtained in arm’s length dealings with unrelated third parties.
Policies and Procedures for Related Person Transactions
Our Board has adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy is administered by our Audit Committee and covers any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which (i) we were or are to be a participant, (ii) the amount involved exceeds $50,000 and (iii) a related person had or will have a direct or indirect material interest. While the policy covers related person transactions in which the amount involved exceeds $50,000, the policy states that related person transactions in which the amount involved exceeds $120,000 are required to be disclosed in applicable filings as required by the Securities Act of 1933, as amended (the “Securities Act”), Exchange Act, and related rules. Our Board set the $50,000 threshold for approval of related person transactions in the policy at an amount lower than that which is required to be disclosed under the Securities Act, Exchange Act, and related rules because we believe that a greater level of scrutiny is appropriate for our Audit Committee in reviewing transactions or potential transactions with related persons. Pursuant to this policy, our Audit Committee will (i) review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, and (ii) take into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics. Management will present to our Audit Committee each proposed related person transaction, including all relevant facts and circumstances relating thereto, and will update the Audit Committee as to any material changes to any related person transaction. All related person transactions may only be consummated if our Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Certain types of transactions have been exempted from this policy. These exempted transactions include: (i) certain compensation arrangements; (ii) transactions in the ordinary course of business where the related party’s interest arises only (a) from his or her position as a director of another entity that is party to the transaction, (b) from an equity interest of less than 5% in another entity that is party to the transaction, or (c) from a limited partnership interest of less than 5%, subject to certain limitations; and (iii) transactions in the ordinary course of business where the interest of the related party arises solely from the ownership of a class of equity securities in the Company where all holders of such class of equity securities will receive the same benefit on a pro rata basis. No director may participate in the approval of a related person transaction for which he or she is a related party.

2015 Notice of Meeting and Proxy Statement

Audit-Related Matters
Report of the Audit Committee of the Board of Directors
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at http://investor.carbonite.com/governance.cfm. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Carbonite’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2014.
The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”) . In addition, the Audit Committee discussed with Ernst & Young LLP their independence, and received from Ernst & Young LLP the written disclosures and the letter required by Ethics and Independence Rules 3524, 3525, and 3526 of the PCAOB. The Committee has also considered whether, and to what extent, if any, the fact that Ernst & Young & Young LLP may, from time to time, provide non audit services to the Company, is compatible with maintaining the auditor’s independence and has discussed this with Ernst & Young LLP. Finally, the Audit Committee discussed with Ernst & Young LLP, with and without management present, the scope and results of Ernst & Young LLP’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee recommended to our Board that such audited consolidated financial statements be included in our on Form 10-K for the year ended December 31, 2014 for filing with the SEC. The Audit Committee also has engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 and is seeking ratification of such selection by the stockholders.

Audit Committee
Charles Kane, Chair
Timothy Clifford
Todd Krasnow
At the time this Report of the Audit Committee was approved, Mr. Clifford was a member of the Committee. He has since been replaced on the Audit Committee by Mr. Munford.
Principal Accountant Fees and Services
The following table provides a summary of fees for professional services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2014 and 2013. All services and fees described below were approved by our Audit Committee.

	Fiscal Year Ended December 31,
	2014	2013
Audit Fees	$ 832,034	$494,325
Audit-Related Fees	—	—
Tax Fees	—	30,000
All Other Fees	—	—

Total Fees	$ 832,034	$524,325
Audit Fees
Audit fees of Ernst & Young LLP during the 2014 and 2013 fiscal years include the aggregate fees incurred for the audits of our annual consolidated financial statements, the reviews of each of the quarterly consolidated financial statements, and other matters

2015 Notice of Meeting and Proxy Statement

related to our SEC compliance and filings. For the 2014 and 2013 fiscal years, audit fees also include services rendered in connection with our registration statement on Form S-3.
Tax Fees
Tax fees for the 2013 fiscal year include the aggregate fees incurred for tax compliance and consulting.

Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm. The Audit Committee approved all audit and tax services provided by Ernst & Young LLP for fiscal years 2014 and 2013 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee.
The Audit Committee also reviewed the tax services rendered by Ernst & Young LLP and concluded that they were compatible with maintaining Ernst & Young LLP’s independence.

2015 Notice of Meeting and Proxy Statement

PROPOSAL ONE
ELECTION OF DIRECTORS
The Company’s Amended and Restated Certificate of Incorporation provides that our Board shall be divided into three classes, with the directors in each class having a three-year term. Except as otherwise provided by law and subject to the rights of any class or series of preferred stock, vacancies on our Board (including a vacancy created by an increase in the size of our Board) may be filled by the affirmative vote of a majority of the remaining directors. A director elected by our Board to fill a vacancy (other than a vacancy created by an increase in the size of our Board) shall serve for the unexpired term of such director’s predecessor in office and until such director’s successor is elected and qualified. A director appointed to fill a position resulting from an increase in the size of our Board shall serve until the next annual meeting of stockholders where the class of directors to which such director is assigned by our Board is to be elected by stockholders and until such director’s successor is elected and qualified.
The Board currently consists of eight directors, divided into the three following classes:
Class I: Mohamad Ali, Peter Gyenes and Pravin Vazirani, whose current terms will expire at the Annual Meeting;
Class II: Charles Kane and Stephen Munford, whose current terms will expire at the annual meeting of stockholders to be held in 2016; and
Class III: Jeffry Flowers, David Friend and Todd Krasnow, whose current terms will expire at the annual meeting of stockholders to be held in 2017.
Messrs. Ali, Gyenes and Vazirani have been nominated by our Board to serve as Class I directors and have each elected to stand for reelection. Each director elected at the Annual Meeting will serve for a term ending on the date of the third annual meeting of stockholders following his election and until his successor is elected and has been qualified, or until his earlier death, resignation, or removal.
Shares represented by executed WHITE proxy cards will be voted, if authority to do so is not withheld, for the election of Messrs. Ali, Gyenes and Vazirani. In the event that any nominee is unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as our Board may propose. Each of Messrs. Ali, Gyenes and Vazirani has agreed to serve if elected, and management has no reason to believe that any such nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning the three nominees receiving the highest number of votes will be elected.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. ALI, GYENES AND VAZIRANI.
The Board urges you to vote for our Board’s nominees by using the enclosed WHITE proxy card and not to sign or return or vote any proxy card sent to you by Engine Capital or anyone soliciting proxies to vote for any of the nominees of Engine Capital.

Our Board does not recommend voting for the Engine Capital nominees. Our Board believes, based on the public statements made by Engine Capital, that the primary reason that Engine Capital has nominated candidates for election to our Board is to cause our Board to sell the Company. However, our Board does not believe that a change in the composition of our Board is necessary to pursue the primary goal set forth in the Engine Capital letters because, as described above under “Recent Developments,” our Board has already caused the Company to undertake a comprehensive review of strategic alternatives which included conducting a process exploring the sale of the Company in which j2, among others, participated. As a result of the foregoing, and after careful consideration of the qualifications of the Engine Capital nominees and the qualifications of the current composition of our Board, our Board believes that Engine Capital’s nominees would not meaningfully add to the capabilities of our Board or further the goals set forth in the Engine Capital letters.

2015 Notice of Meeting and Proxy Statement

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 and is seeking ratification of such selection by our stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 2006. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our By-Laws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
To be approved, the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm must receive a “For” vote from the holders of a majority in voting power of the shares of Common Stock which are present in person or represented by proxy and entitled to vote on the proposal. Abstentions and broker non-votes will be counted towards a quorum. Abstentions will have the same effect as an “Against” vote for purposes of determining whether this matter has been approved. Broker non-votes will not be counted for any purpose in determining whether this matter has been approved.
THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

2015 Notice of Meeting and Proxy Statement

PROPOSAL THREE
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (sometimes referred to as “say on pay”). We currently intend to submit the compensation of our named executive officers to stockholders annually, consistent with the advisory vote at our 2011 annual meeting of stockholders. Accordingly, you may vote on the following resolution at the Annual Meeting:
“RESOLVED that the stockholders approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”
This vote is nonbinding. However, our Board and the Compensation Committee value the opinions expressed by our stockholders and will carefully consider the outcome of this vote when making future compensation decisions for the Company’s executive officers.
As described in detail in the Compensation Discussion and Analysis, our compensation programs are designed to motivate our executive officers to create a successful company. Our philosophy is to tie a greater percentage of an executive officer’s compensation to stockholder returns and to keep cash compensation to a nominally competitive level while providing the opportunity to be well-rewarded through equity if we perform well over time. We believe that our executive compensation program, with its balance of short-term incentives (including base salary and performance bonuses) and long-term incentives (including equity awards) reward sustained performance that is aligned with long-term stockholder interests. Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure for a comprehensive explanation and analysis of our executive compensation policies and practices.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE ACCOMPANYING COMPENSATION TABLES, AND THE RELATED NARRATIVE DISCLOSURE.

2015 Notice of Meeting and Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 27, 2015, information regarding beneficial ownership of our Common Stock by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•	each executive officer whose name appears in the Summary Compensation Table in this Proxy Statement;

•	each of our directors and director nominees; and

•	all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 27, 2015. Except as indicated in the footnotes below, we believe, based on the information furnished to us and SEC filings, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.
Shares of Common Stock subject to stock options currently exercisable or exercisable within 60 days of April 27, 2015, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.
We have based our calculation of the percentage of beneficial ownership on 27,332,782 shares of Common Stock outstanding on April 27, 2015. Unless otherwise noted below, the address for each of the stockholders in the table below is c/o Carbonite, Inc., Two Avenue de Lafayette, Boston, Massachusetts, 02111.

2015 Notice of Meeting and Proxy Statement

	Shares of Common Stock Beneficially Owned (1)
Name of Beneficial Owner	Common Stock	Shares Subject to Options Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent
5% Stockholders:
Entities affiliated with Menlo Ventures (2)	3,323,178	—	3,323,178	12.2%
j2 Global, Inc. (3)	2,539,920	—	2,539,920	9.3%
Entities affiliated with Crosslink Capital (4)	2,083,502	—	2,083,502	7.6%

Named Executive Officers and Directors:
Mohamad Ali	450,000	—	450,000	1.6%
David Friend (5)	1,766,035	587,566	2,353,601	8.6%
Timothy Clifford	4,500	15,500	20,000	*
Jeffry Flowers (6)	417,026	13,000	430,026	1.6%
Charles Kane	9,500	32,750	42,250	*
Todd Krasnow (8)	299,271	38,000	337,271	1.2%
Stephen Munford	14,500	13,417	27,917	*
Pravin Vazirani (2)	3,328,682	28,000	3,356,682	12.3%
Peter Gynes (7)	—	—	—	*
Anthony Folger	56,335	65,625	121,960	*
Swami Kumaresan (9)	—	—	—	*
Peter Lamson	29,669	223,126	252,795	*
Brad Meiseles	53,027	39,063	92,090	*
Danielle Sheer	48,135	112,502	160,637	*
Executive Officers and Directors as a Group (13 persons) (2)(5)(6)(7)(8)(9)	6,476,680	1,168,549	7,645,229	28%

*	Represents beneficial ownership of less than one percent (1%) of our outstanding Common Stock.

(1)	Shares shown in the table above include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee, or trustee for the beneficial owner’s account.

(2)
Consists of 3,238,961 shares of Common Stock held by Menlo Ventures X, L.P. (“Menlo X”), 27,531 shares of Common Stock held by Menlo Entrepreneurs Fund X, L.P. (“MEF X”), and 56,686 shares of Common Stock held by MMEF X, L.P. (“MMEF X,” and together with Menlo X and MEF X, the “Menlo Funds”). MV Management X, L.L.C. (“MVM X,” and together with the Menlo Funds, the “Menlo Entities”) serves as the general partner of Menlo X, MEF X and MMEF X. MVM X owns no securities of the Company directly. Henry D. Montgomery, John W. Jarve, Douglas C. Carlisle, Sonja H. Perkins, Mark A. Siegel, Pravin A. Vazirani, and Shawn T. Carolan are managing members of MVM X and share voting and investment power over the shares held by Menlo X, MEF X, and MMEF X, and may be deemed to own beneficially the shares held by Menlo X, MEF X, and MMEF X. The address for the Menlo Funds is 3000 Sand Hill Road, B4-100, Menlo Park, CA 94025.

(3)
Based upon filings made with the SEC by j2. Nehemia Zucker, R. Scott Turicchi, Kathleen Griggs, Jeffrey D. Adelman, Steve Dunn, Richard S. Ressler, Douglas Y. Bech, Robert J. Cresci, W. Brian Kretzmer, Stephen Rodd, and Michael P. Schulhoff are executive officers and directors of j2 and may be deemed to have shared voting and investment power over the shares held by j2. The business address of j2 is 6922 Hollywood Boulevard, Suite 500, Los Angeles, California 90028.

(4)
Based upon filings made with the SEC by Crosslink Capital, Inc. (“Crosslink”) on behalf of itself and Michael J. Stark (“Stark”). Includes shares of Common Stock beneficially owned by Crosslink, shares of Common Stock beneficially owned by Crossover Fund VI Management, L.L.C. (“Crossover VI Management”), and shares of Common Stock beneficially owned by Stark. These securities are held directly by investment funds to which Crosslink is investment adviser for the benefit of the

2015 Notice of Meeting and Proxy Statement

investors in those funds. These securities are indirectly beneficially owned by Crosslink in such capacity as investment adviser, by Crossover VI Management as the general partner of one or more of those funds, and by Stark as the control person of those entities. The address for Crosslink Capital is Two Embarcadero Center, Suite 2200, San Francisco, CA 94111.

(5)
Includes 308,506 shares of Common Stock held by the David Friend 2010 Qualified Annuity Trust I, 283,814 shares of Common Stock held by the David Friend Revocable Trust, 86,432 shares held by the Margaret F. A. Shepherd 2009 Qualified Annuity Trust II, 24,525 shares held by the Margaret F. A. Shepherd, and 27,006 shares owned by the Margaret Shepherd Revocable Trust. Does not include 37,500 shares of Common Stock issuable upon vesting and settlement of unvested RSUs.

(6)
Includes 26,316 shares of Common Stock held by the Jeffry Flowers 2010 Grantor Retained Annuity Trust, 26316 shares held by the Laurie Flowers 2010 Grantor Retained Annuity Trust, and 86,267 shares held by Laurie Flowers.

(7)	Mr. Gyenes was not a member of the Board as of April 27, 2015.

(8)
Includes 10,000 shares of Common Stock held by the Rachel L. Krasnow Trust, 10,000 shares of Common Stock held by the Charles S. Krasnow Trust, 10,000 shares of Common Stock held by the Eric J. Krasnow Trust, 25,000 shares of Common Stock held by the Todd and Deborah Krasnow Charitable Remainder Trust, 20,000 shares of Common Stock held by the Todd and Deborah Krasnow Charitable Trust, and 10,000 shares of Common Stock held by the Hobart Road Charitable Remainder Trust.

(9)	Mr. Kumaresan’s employment with us terminated effective July 31, 2014.

2015 Notice of Meeting and Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Based solely on the Company’s review of the reports that have been filed by or on behalf of such persons in this regard and written representations from our executive officers and directors that no other reports were required, during and for the fiscal year ended December 31, 2014, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors, executive officers, and greater than 10% stockholders were met, except one late Form 4 filed by David Friend on January 21, 2015 relating to the grant of stock options.

2015 Notice of Meeting and Proxy Statement

DIRECTOR COMPENSATION
Overview of Director Compensation Program
We use a combination of cash and stock-based compensation to attract and retain qualified persons to serve on our Board of Directors. The form and amount of director compensation is determined by our Board. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending Board and committee meetings. Our directors who are also employees are compensated for their service as employees and do not receive any additional compensation for their service on our Board. The compensation that we pay to Messrs. Ali and Friend is discussed in the “Compensation Discussion and Analysis” section beginning on page 34.
Director Cash Compensation
Non-employee directors receive cash compensation for their services as members of our Board, as follows:

Lead Director Annual Retainer Fee	$35,000
Annual Retainer Fee (Non-Employee Directors other than Lead Director)	$25,000
Audit Committee Chairperson	$15,000
Compensation Committee Chairperson	$10,000
Nominating and Corporate Governance Committee Chairperson	$6,000
Audit Committee Members	$7,500
Compensation Committee Members	$5,000
Nominating and Corporate Governance Committee Members	$3,000

In addition, in February 2014, the Board established a search committee to manage the recruitment of a successor Chief Executive Officer of the Company. The chairperson of the search committee received an additional annual cash retainer of $15,000 and each member received an additional annual cash retainer of $7,500.

Director Stock-Based Compensation
Each newly elected or appointed non-employee director receives an initial stock option grant to purchase 25,000 shares of our Common Stock when he or she joins our Board and, thereafter, on the date of each annual meeting of stockholders, an annual grant of (i) a stock option to purchase 9,000 shares of our Common Stock and (ii) restricted shares with respect to 4,500 shares of our Common Stock, which are settled in shares of Common Stock. All such stock options and restricted shares vest ratably in quarterly installments over three years, subject to the continued service by the non-employee director on our Board, and automatically vest in full and become exercisable immediately prior to a change in control of the Company.

2015 Notice of Meeting and Proxy Statement

2014 Director Compensation Table
The following table provides information concerning the compensation earned by each of our non-employee directors for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards($)(1)	Option Awards($)(1)	Total ($)
Timothy Clifford	32,500	49,005	49,056	130,561
Jeffry Flowers	25,000	49,005	49,056	123,061
Charles Kane	50,500	49,005	49,056	148,561
Todd Krasnow	67,500	49,005	49,056	165,561
Stephen Munford (2)	32,000	49,005	201,819	282,824
Pravin Vazirani	36,000	49,005	49,056	134,061

(1)
The amounts reported in this column represent the aggregate grant date fair value of stock and option awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”), except that no forfeiture assumptions were included in this calculation. See Note 9 to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2014 for a discussion of the relevant assumptions used in calculating these amounts. Note that amounts reported in this column reflect the accounting cost for these stock awards, and do not correspond to the actual economic value that may be received by the recipients of these stock awards.

(2)	Mr. Munford joined the Board, effective January 28, 2014.

The following table shows the aggregate number of stock awards and stock option awards held as of December 31, 2014 by each of our non-employee directors who served during 2014:

Name	Stock Awards (#)	Option Awards (#)
Timothy Clifford	3,750	34,000
Jeffry Flowers	3,750	26,500
Charles Kane	3,750	47,500
Todd Krasnow	3,750	51,500
Stephen Munford	3,750	34,000
Pravin Vazirani	3,750	41,500
Executive Officers
The following is biographical information for our current executive officers other than Mr. Ali and Mr. Friend.

Name	Age	Position
Anthony Folger	43	Chief Financial Officer and Treasurer
Danielle Sheer	34	General Counsel, Vice President, and Secretary
Peter Lamson	52	Senior Vice President of Global Sales
Brad Meiseles	49	Senior Vice President of Engineering

2015 Notice of Meeting and Proxy Statement

Anthony Folger has served as our Chief Financial Officer and Treasurer since January 2013. Mr. Folger served as chief financial officer of Acronis AG and its subsidiaries, a global provider of storage management and backup and recovery software, from October 2008 to December 2012 and as Acronis’ corporate controller from June 2006 to October 2008. Previously, Mr. Folger served as finance director of Starent Networks, Corp., an information technology products company, from January 2005 to June 2006. Earlier in his career, Mr. Folger served as an audit manager at PricewaterhouseCoopers LLP from January 2004 to January 2005, as corporate controller of Marketmax, Inc., a provider of planning software for the retail industry, from October 2001 to October 2003, as corporate controller of Habama Inc., a software company, from July 2000 to July 2001, and in various audit-related capacities at Deloitte & Touche, LLP from August 1994 to June 2000. Mr. Folger holds a B.A. in accounting and economics from the College of Holy Cross and is a certified public accountant.
Danielle Sheer has served as our General Counsel since September 2009, as our Secretary since April 2011 and as our Vice President since June 2012. From August 2006 to September 2009, Ms. Sheer was a corporate attorney in New York with the law firm of Willkie Farr & Gallagher LLP, where she concentrated on business and securities transactions. Ms. Sheer serves on the board of directors of The Boston Club and the Girl Scouts of Eastern Massachusetts. Ms. Sheer holds a J.D. from Georgetown University Law Center and a B.A. in Philosophy from George Washington University.
Peter Lamson has served as our Senior Vice President of Global Sales since January 2015. He previously served as our Senior Vice President of Sales and Marketing from December 2012 to January 2015 and as our Senior Vice President, Small Business Group from January 2011 to December 2012. From May 2010 to December 2010 he served as executive vice president and chief revenue officer of IMN, Inc., an e-communications business. From October 2005 to November 2009, Mr. Lamson served as senior vice president and general manager of NameMedia, Inc., a seller of domain names, where he was responsible for building NameMedia’s SMB practice. Prior to that time, Mr. Lamson served as chief operating officer of Monstermoving.com, Monster Worldwide’s SMB relocation division, from June 2000 to May 2004. Mr. Lamson holds an M.B.A. from the Harvard University Graduate School of Business and a B.A. in History from Middlebury College.

Brad Meiseles has served as our Senior Vice President of Engineering since October 2013. From July 2008 to October 2013, Mr. Meiseles served as Director of Research and Development at VMware, Inc. From January 2007 to January 2008, he served as the Executive Vice President of Web Development at Grand Circle Corporation. Mr. Meiseles holds a B.A in Computer Science and Chemistry from Duke University.

2015 Notice of Meeting and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
This section discusses the principles underlying our policies and decisions with respect to the compensation of our named executive officers who are included in the “2014 Summary Compensation Table.” These 2014 named executive officers were as follows:

Name	Title
Mohamad Ali	President and Chief Executive Officer (our “CEO”) (effective December 3, 2014)
David Friend	Executive Chairman and former Chief Executive Officer (effective December 3, 2014)
Anthony Folger	Chief Financial Officer and Treasurer (our “CFO”)
Peter Lamson	Senior Vice President of Global Sales
Brad Meiseles	Senior Vice President of Engineering
Danielle Sheer	General Counsel, Vice President and Secretary
Swami Kumaresan	Former Executive Vice President of Product and Engineering (effective July 31, 2014)
The philosophy of how we will compensate our executive officers in the future may not be the same as how they have been compensated previously. The Compensation Committee will continue to review, evaluate, and modify our executive compensation program as necessary.
2014 Executive Summary
We believe that it is critical that we attract and retain motivated leaders who can best position the Company to deliver financial and operational results for the benefit of our stockholders. Our executive compensation program, which is administered by the Compensation Committee is designed to achieve this objective.

Recent Compensation Actions
As part of its annual compensation process, the Compensation Committee of the Board, approved the following compensation decisions with respect to the 2014 named executive officers:

•	2014 Base Salary Adjustments. Four of our named executive officers received base salary increases ranging from 3% to 7.7%.

•
2014 Cash Bonus. Under the 2014 cash bonus plan, bonuses were determined based on the Company’s performance with respect to new small business bookings and free cash flow, weighted 60% and 40%, respectively. Based on the Company’s performance, the Compensation Committee certified a bonus payout of 40% of target for the participating named executive officers.

•
2014 Equity Incentives. The 2014 equity program consisted of stock options and RSUs. The Compensation Committee approved the use of RSUs in the Company’s executive compensation program to encourage retention and reward performance over the vesting period.

On December 3, 2014, the Company appointed Mohamad Ali as President and Chief Executive Officer and as a member of our Board. Effective upon such appointment, David Friend became Executive Chairman of the Board of Directors. In connection with Mr. Ali’s appointment to the position of President and Chief Executive Officer, the Company entered into an executive employment agreement, which included, among other benefits: (i) an annual base salary of $375,000, (ii) a sign-on bonus of $500,000 to offset the compensation Mr. Ali forfeited by leaving his prior employer, which is subject to a prorated repayment by Mr. Ali in the event that prior to the one year anniversary of Mr. Ali’s employment with the Company he voluntary terminates his employment other than for Good Reason, Disability, or death or the Company terminates his employment for Cause (each as defined in Mr. Ali’s Employment Agreement), (iii) an option to purchase 250,000 shares of Common Stock, with the vesting of such option determined based on the Company’s stock price performance; and (iv) 450,000 RSUs, with 50,000 of such RSUs to vest on December 31, 2015 and 400,000 of such RSUs to vest 25% on the one year anniversary of Mr. Ali’s employment with the Company and the remainder in equal quarterly installments over the following 36 months, subject to Mr. Ali’s continued employment with the Company through each applicable vesting date.

On January 8, 2015, the Company entered into an employment agreement with Mr. Friend setting forth the terms of his employment as the Company’s Executive Chairman which included, among other benefits: (i) an annualized base salary of $340,000 for an interim period beginning December 3, 2014 and ending February 28, 2015, (ii) an annualized base salary of $125,000 for twelve (12) months following the conclusion of the interim period, and (iii) an option to purchase 100,000 shares of Common Stock,

2015 Notice of Meeting and Proxy Statement

with such option vesting and becoming exercisable quarterly over four (4) years for so long as Mr. Friend serves as an employee or director of the Company.

Key Features of our Executive Compensation Program

What We Do:
✓
Linkage Between Performance Measures and Strategic and Operational Objectives - Our executive compensation program is designed to align compensation incentives with our corporate strategic, business and financial objectives and the long-term interests of our stockholders.

✓	Emphasis on Future Pay Opportunity vs. Current Pay Opportunity - For 2014, all of our long-term incentive awards were delivered 100% in the form of equity.
✓	Performance-Based Options - For 2014, our new Chief Executive Officer received option awards that vest based on our stock price performance.
✓	Market Comparison of Executive Compensation Against a Relevant Peer Group
✓	“Double Trigger” Cash Severance in the Event of a Change in Control - In the event of a change in control, cash severance benefits are payable only upon a “double trigger.”
✓	Independent Compensation Consultant - The Compensation Committee retains its own compensation consultant to review the Company’s executive compensation program and practices.
✓	Maximum Payout Caps for Annual Cash Incentive Compensation

What We Don’t Do:
☒	No Change in Control or Perquisite Tax Gross-Ups
☒	No Executive Perquisites
☒	No Excessive Severance Benefits
☒	No Service-Based Defined Benefit Pension Plan or Other Similar Benefits
☒	No Repricing of Underwater Stock Options

2015 Notice of Meeting and Proxy Statement

How We Set Executive Compensation

Executive Compensation Philosophy
Our compensation philosophy is to tie a significant percentage of an executive officer’s compensation to stockholder returns. We believe that because the achievement of our business and financial objectives will be reflected in the value of our equity, our executive officers will be incentivized to achieve these objectives when a significant portion of their compensation is tied to the value of our equity. To this end, we use stock options and RSUs as components of our named executive officer compensation program because we believe that equity compensation best ties individual compensation to the creation of stockholder value over time. We believe that equity compensation is a significant motivator in attracting employees to internet-related and other technology companies.

Executive Compensation Objectives
We recognize that our ability to excel depends on the integrity, knowledge, imagination, skill, diversity, and teamwork of our employees. To this end, we strive to create an environment of mutual respect, encouragement and teamwork that rewards commitment and performance and that is responsive to the needs of our employees. The principles and objectives of our compensation and benefits program for our employees generally, and for our named executive officers specifically, are to:

•	attract, engage and retain individuals of superior ability, experience, and managerial talent, enabling us to be an employer of choice in the highly-competitive and dynamic technology industry;

•	align compensation incentives with our corporate strategic, business, and financial objectives and the long-term interests of our stockholders;

•	motivate and reward executives whose knowledge, skills, and performance are deemed instrumental to our continued success; and

•	provide total compensation that is fair, reasonable, and competitive.
Many of our compensation components simultaneously fulfill one or more of these principles and objectives. As discussed in further detail below, the material components of our 2014 executive compensation program consisted of base salary, annual cash incentive awards and equity compensation. In addition, our named executive officers are eligible to receive post-termination benefits upon a qualifying termination of employment and participate in our corporate-wide benefit programs. We view each component of executive compensation as related but distinct, and we review total compensation of our executive officers annually to determine whether our overall compensation objectives are achieved. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs are designed to be flexible and complementary and to collectively serve the executive compensation objectives described above. We determine the appropriate level for each compensation component in part based on reference to the compensation offered to similarly situated executives at a peer group of companies as well as on the market experience of members of the Compensation Committee and the insight of the Compensation Committee’s independent compensation consultant. In addition, we consider internal equity and consistency, the length of service of our executive officers, our overall performance, the executive officer’s individual performance, and other considerations that the Compensation Committee deems relevant.
Compensation Determination Process
In 2014, our Compensation Committee determined compensation for our executive officers and our former Chief Executive Officer, Mr. Friend, based on recommendations from an independent compensation consultant. In light of Mr. Friend’s daily involvement in our executive team’s efforts, Mr. Friend has been heavily involved in the determination of compensation for our other executive officers, although he did not participate in Compensation Committee discussions regarding his own compensation. Members of our human resources, finance, and legal departments attend Compensation Committee meetings from time-to-time and provide background on materials presented to the Compensation Committee.
Independent Compensation Consultant
In order to assist our Compensation Committee in making executive compensation decisions, in July 2013, the Compensation Committee engaged Radford, an Aon Hewitt Company. In 2014, Radford provided a competitive market analysis for our executive positions. Radford also provides assistance to the Compensation Committee on determining financial and operational performance goals and advice on rules, regulations, and general compensation trends regarding executive compensation.
Radford is directly accountable to the Compensation Committee for the performance of its services. In its role as advisor to the Compensation Committee, a senior representative of Radford attends meetings of the Compensation Committee, if requested by the Chairperson of the Compensation Committee, and to otherwise consult with members of the Compensation Committee as necessary.

2015 Notice of Meeting and Proxy Statement

The Compensation Committee reviewed the independence of Radford under Nasdaq and SEC rules and concluded that the work of the Compensation Consultant has not raised any conflict of interest.
Competitive Peer Group
We operate in a competitive talent environment, particularly in the geographic areas in which we maintain a presence. As such, our Compensation Committee believes that it is important to review the executive compensation practices of companies that are similar in business and size to us to evaluate whether our executive compensation program is competitive and to assist us in meeting our overall executive compensation objectives. While the Compensation Committee factors peer compensation levels and practices into setting compensation levels, this peer information is one of many factors that the Compensation Committee considers in determining compensation levels. For base salary and target bonus, the Compensation Committee uses a guideline compensation positioning at the 50th percentile of the market data and for equity compensation uses a guideline competitive positioning at the 65th percentile of the market data. However, compensation may vary from the competitive positioning guidelines due to experience, scope of the position, individual performance and the overall performance of the Company.
In evaluating 2014 compensation adjustments, the Compensation Committee considered peer data as the primary data point and, as a secondary data point, considered data from the Radford Global Technology Survey with respect to a broader group of public software companies with revenue sizes deemed comparable to the Company. In 2014, the Compensation Committee directed Radford to review the Company’s historical peer group and conduct a competitive market analysis of our executive positions, which in some cases do not follow traditional roles. Radford developed, with the assistance and approval of the Compensation Committee, a peer group comprised of high-growth, small business/consumer facing companies with a focus on software-as-a-service businesses that were U.S. based and publicly-traded as of the date on which the group was developed (the “Peer Group”). The Peer Group is made up of the following companies:

Bazaarvoice, Inc.	Brightcove, Inc.*	Callidus Software, Inc.
eGain Corporation*	Guidance Software, Inc.*	Keynote Systems, Inc.
LivePerson, Inc.	LogMeIn, Inc.	Marchex, Inc.
Market Leader, Inc.*	PROS Holdings, Inc.*	Responsys, Inc.
Sciquest, Inc.	SPS Commerce, Inc.	Stamps.com Inc.
Support.com, Inc.	Tangoe, Inc.	TechTarget, Inc.
Vocus, Inc.	XO Group, Inc.	Zix Corporation*
*Indicates that the company was not part of the Company’s historical peer group
Stockholder Advisory Vote on Executive Compensation
At our 2014 annual meeting of stockholders, we conducted our annual non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. At our 2014 annual meeting, 61.8% of the votes cast by stockholders on this proposal were cast in support of the 2014 compensation of our named executive officers as reported in our 2014 Proxy Statement.
Elements of Our Executive Compensation Program
The summary table below and the narrative that follows identifies and describes the key elements of our 2014 annual executive compensation program:

2015 Notice of Meeting and Proxy Statement

Element	Form of Compensation	Objective & Considerations
Base Salary	Fixed cash payment
•    Designed to establish a base foundation to attract, retain and motivate executive officers and remain competitive among peer companies.
•    Salary increases are determined after giving consideration to the base compensation paid to similarly situated executives within the Peer Group and making an assessment of each executive officer’s responsibilities, individual performance and contributions, prior experience, current base salary, equity ownership, and the amounts paid to such executive officer’s peers inside the Company.

Incentive Cash Bonus	Variable cash payment
•    Designed to motivate and reward executives for the achievement of pre-established performance goals for the applicable fiscal year, as set by the Compensation Committee.
•    Our Compensation Committee recommends target bonuses after considering incentive cash bonuses paid to similarly situated executives within the Peer Group and other factors such as each executive officer’s responsibilities, individual contributions, prior experience, sustained performance, current base salary, equity ownership, and the target bonuses of such executive officer’s peers inside the Company.

Equity Incentives	Stock options and RSUs
•    Designed to align the interests of our named executive officers with the interests of our stockholders and encourage the retention of our named executive officers through the vesting period of the awards.
•    In granting equity incentive awards, our Board at the recommendation of our Compensation Committee considers certain internal factors, such as the relative job scope, the value of prior and outstanding equity awards, individual performance and contributions, as well as certain external factors such as the levels of unvested equity awards held by our executive officers in relation to similarly situated executives within the Peer Group.

Base Salaries
The initial base salaries for our named executive officers were established through arm’s-length negotiations at the time that each executive was hired, taking into account the executive’s qualifications, experience, expected position with the Company, and prior salary. After hire, the annual base salaries of our named executive officers are approved and reviewed annually by our Compensation Committee and our CEO.
Effective in 2014, our Compensation Committee recommended the base salaries for each of our then-serving named executive officers after considering the base salary paid to similarly-situated executives in the Peer Group and making an assessment of each executive officer’s responsibilities, individual performance and contributions, prior experience, current base salary, equity ownership, and the amounts paid to such executive officer’s peers inside the Company. Our Compensation Committee set the base salaries of our named executive officers for 2014 as set forth in the table below.

Name	2014 Base Salary	Percentage Increase over 2013 Base Salary
Mohamad Ali	$375,000	N/A
David Friend	$340,000	0%
Anthony Folger	$300,000	7.1%
Peter Lamson	$283,300	3.0%
Brad Meiseles	$280,000	7.7%
Danielle Sheer	$257,500	3.0%
Swami Kumaresan	$267,800	3.0%
Incentive Cash Bonuses
Each of our named executive officers is eligible to participate in our incentive cash bonus plan based upon attainment of key corporate operating metrics, each of which are established annually by our Compensation Committee. Our Compensation Committee annually measures the attainment of these metrics and bonuses.
In 2014, our Compensation Committee approved, incentive cash bonus arrangements for our then-serving named executive officers. Our Compensation Committee recommended target bonuses for each of our executives for 2014 after considering incentive cash bonuses paid to similarly situated executives within the Peer Group and other factors such as each executive officer’s responsibilities, individual performance and contributions, current base salary, equity ownership, and the target bonuses of such executive officer’s peers inside the Company. Consistent with this recommendation, for 2014, our Compensation Committee approved target bonus opportunities for each of our named executive officers as set forth in the table below. Except for Ms. Sheer whose target

2015 Notice of Meeting and Proxy Statement

bonus increased from 30% to 35% of base salary, for 2014, the target bonus percentages for our named executive officers remain unchanged relative to 2013.

Name	2014 Target Bonus Opportunity (as a % of Base Salary)
Mohamad Ali(1)	N/A
David Friend(2)	75%
Anthony Folger	40%
Peter Lamson	45%
Brad Meiseles	30%
Danielle Sheer	35%
Swami Kumaresan	35%

(1)     Mr. Ali was appointed Chief Executive Officer, effective December 3, 2014, and did not participate in the 2014 incentive cash bonus plan.
(2)     Mr. Friend was appointed Executive Chairman of the Board of Directors, effective January 8, 2015.

For 2014, the Compensation Committee chose new small business bookings and free cash flows as the performance metrics for the incentive cash bonus program, weighted 60% and 40%, respectively. In order to link the incentive cash bonus program with the Company’s strategic operating plan, the underlying performance targets were based on the Company’s Board-approved budget and operating plan. The Compensation Committee established the payout formula for both the performance metrics to encourage strong, focused performance. Given the economic and market conditions at the time the targets were set, the target payout level was designed to be achievable with strong management performance, while payout at the maximum level was designed to be very difficult to achieve.

Under the design of the 2014 incentive cash bonus program, if we achieved less than 94% of the new small business bookings target, participants would receive no payout with respect to this metric. For achievement of at least 94% of the target, participants would receive a payout of 25% of their bonus opportunities, with the payout percentage increased by 12.5% for each additional percentage of the new small business bookings target achieved. Achievement of 100% of the new small business bookings target would result in a 100% target payout for this metric, with the payout increasing by 3.125% for each additional percentage of the new small business bookings target achieved, up to a maximum payout of 200%. In 2014, we achieved 69% of the new small business bookings target, resulting in a payout level of 0% for this portion of the incentive cash bonus. With respect to the free cash flow target, under the design of the 2014 incentive cash bonus program, if we achieved less than 80% of the free cash flow target, participants would receive no payout with respect to this metric. For achievement of at least 80% of the target, participants would receive a payout of 60% of their bonus opportunities, with the payout percentage increased by 2% for each additional percentage of the free cash flow target achieved. Achievement of 100% of the free cash flow target would result in a 100% target payout for this metric, with the payout increasing by 2.5% for each additional percentage of the free cash flow target achieved, up to a maximum payout of 200%, provided, however that this acceleration could only be achieved if at least 100% of our total bookings target was achieved. For 2014, the free cash flow target was set at $14,521,882. In 2014, we achieved 107% of the free cash flow target, resulting in a payout level of 100% for this portion of the incentive cash bonus. Based on the Company’s combined performance on these two metrics, the weighted average payout level for the 2014 incentive cash bonus was 40%.

In April 2015, the Compensation Committee also approved a discretionary performance cash bonus of $25,000 to each of Ms. Sheer and Mr. Folger in recognition of their additional efforts in 2014.

The following table sets for the incentive cash bonuses paid to each of our participating named executive officers based on the 2014 incentive cash bonus program:

2015 Notice of Meeting and Proxy Statement

Name	2014 Target Bonus Opportunity	2014 Bonus Payouts
Mohamad Ali(1)	N/A	N/A
David Friend(2)	$255,000	$102,000
Anthony Folger	$120,000	$47,467
Peter Lamson	$127,485	$50,745
Brad Meiseles	$80,000	$48,565
Danielle Sheer	$90,125	$35,875
Swami Kumaresan(3)	$93,730	N/A

(1) Mr. Ali was appointed Chief Executive Officer, effective December 3, 2014, and did not participate in the 2014 incentive cash bonus plan.
(2) Mr. Friend was appointed Executive Chairman of the Board of Directors, effective January 8, 2015.
(3) Mr. Kumaresan separated from the Company, effective July 31, 2014. As a result of Mr. Kumaresan’s separation, he forfeited his annual bonus.
2014 Sign-on Bonuses
In connection with the commencement of his employment and on the recommendation of the Compensation Committee, Mr. Ali received a cash sign-on bonus of $500,000 to offset the compensation that Mr. Ali forfeited by leaving his prior employer. Mr. Ali is obligated to repay a prorated portion of this sign-on bonus in the event that prior to the one year anniversary of Mr. Ali’s employment with the Company he voluntary terminates his employment other than for Good Reason, Disability, or death or the Company terminates his employment for Cause (each as defined in Mr. Ali’s Employment Agreement).

Equity Incentives
The goal of our equity incentive awards is to align the interests of our named executive officers with the interests of our stockholders. Vesting is based on continued employment; therefore, our equity incentive awards also encourage the retention of our named executive officers through the vesting period of the awards. In determining the size of the equity incentives to be awarded to our named executive officers, we take into account a number of internal factors, such as the relative job scope, the value of prior and outstanding equity awards, and individual performance and contributions, as well as external factors such as the levels of unvested stock options held by our executive officers in relation to similarly situated executives within the Peer Group.
We use equity grants to compensate our named executive officers both in the form of initial grants in connection with the commencement of employment and additional, or “refresher,” grants. Our Compensation Committee and Board consider the award of refresher grants on an annual basis; however, our Board retains discretion to make equity grants to our employees, including our named executive officers, at any time, including in connection with the promotion of an employee, to reward an employee, for retention purposes, or for other circumstances recommended by management.
To reward and retain our named executive officers in a manner that aligns their interests with stockholders’ interests, we historically used stock options as the primary incentive vehicles for long-term compensation. We believe that stock options are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock options to our future performance. Since our named executive officers are able to profit from their stock options only if our stock price increases relative to the option exercise price, we believe that stock options provide meaningful incentives to them to achieve increases in the value of our stock over time. In 2014, we introduced RSUs as a limited element of equity compensation so that, in the interest of retention, our executives would obtain value from their equity interests independent of appreciation in the market price of our stock.
Based on the recommendation of the Compensation Committee, our Board made option grants and restricted stock unit awards to each of our then-serving named executive officers set forth in the table below. The number of shares of our Common Stock subject to each award was determined based on the current and projected value of existing equity awards and the percentage of such existing equity awards that have vested, relative to similarly situated executives within the Peer Group and/or individual and company performance. The following table sets forth the February 2014 equity grants to each of our then-serving named executive officers.

2015 Notice of Meeting and Proxy Statement

Name	Shares of Common Stock Subject to Option Award	Shares of Common Stock Subject to RSU Award
Mohamad Ali	—	—
David Friend	100,000	50,000
Anthony Folger	50,000	25,000
Peter Lamson	25,000	12,500
Brad Meiseles	—	—
Danielle Sheer	20,000	10,000
Swami Kumaresan	25,000	12,500

During 2014, the Compensation Committee also approved RSU grants to Ms. Sheer and Mr. Meiseles. On June 11, 2014, the Compensation Committee approved a grant to Ms. Sheer for 17,500 RSUs vesting in 16 equal quarterly installments, to Mr. Meiseles for 25,227 RSUs vesting in 4 equal annual installments, and on October 28, 2014, the Compensation Committee also approved an RSU grant for Mr. Meiseles for 15,000 RSUs vesting in four equal annual installments, each to further align with market data and internal pay equity.

In addition, in December 2014, in connection with his commencement of employment, on the recommendation of the Compensation Committee, our Board granted Mr. Ali performance-based options to purchase 250,000 shares of our Common Stock with such options becoming exercisable on the first day after the completion of a 20-day trading period in which a share of Common Stock has traded at a price per share of $15.00 with respect to 25% of the shares, $17.50 with respect to 25% of the shares, $20.00 with respect to 25% of the shares and $22.50 with respect to 25% of the shares, in each case, subject to his continued employment through the applicable vesting date. The vesting thresholds were designed to reward Mr. Ali for performance which resulted in significant gains to the Company’s stock price.  Mr. Ali also received an RSU award with respect to 450,000 shares of our Common Stock, which will vest and be settled in shares as follows: (i) 50,000 RSUs (the “One-Year RSUs”) will vest on December 31, 2015, and (ii) 400,000 RSUs (the “Four-Year RSUs”) will vest and be settled 25% on the one year anniversary of Mr. Ali’s employment with the Company and the remainder in equal quarterly installments over the following 36 months, in each case~~,~~ subject to Mr. Ali’s continued employment with the Company through each applicable vesting date. The Compensation Committee determined this vesting schedule to compensate Mr. Ali for compensation forfeited when Mr. Ali joined the Company, and to reflect the vesting schedules of other named executed officers.
Further, as described in more detail below, pursuant to the employment agreement entered into between the Company and Mr. Friend in January 2015 in connection with his transition from President and Chief Executive Officer to Executive Chairman, Mr. Friend was granted an option to purchase 100,000 shares of Common Stock, with such option exercisable quarterly over four years, subject to Mr. Friend’s continued employment through the applicable vesting dates.

Other Benefits

Our named executive officers participate in our corporate-wide benefit plans and programs, which includes participation in our tax-qualified defined contribution plan. We do not offer a service-based defined benefit pension plan or other similar benefits to our employees. Similarly, we do not provide nonqualified retirement programs or perquisites that are often provided at other companies to executive officers.
Separation Benefits
Generally, at the time an executive commences employment with the Company, the Company enters into an offer letter agreement, severance agreement or employment agreement with that executive which provides for certain termination benefits if the executive’s employment is terminated by the Company without Cause or due to good reason. In approving executive severance arrangements, our Board considers the Company’s historical compensation practices as well as termination benefits provided to similarly situated employees within the Peer Group. We believe that these severance arrangements help secure the continued employment and dedication of our named executive officers and are important as a recruitment and retention device as many of the companies with which we compete for executive talent have similar agreements in place for their senior management.
Additional information regarding the employment arrangements with each of our named executive officers, including a quantification of benefits that would have been received by each named executive officer had his or her employment terminated on December 31, 2014, is provided under “2014 Potential Payments upon Termination or Change in Control.”

2015 Notice of Meeting and Proxy Statement

Executive Chairman Employment Agreement
In connection with Mr. Friend’s transition from the role of President and Chief Executive Officer to Executive Chairman, the Company entered into a new employment agreement with Mr. Friend effective January 8, 2015. Prior to this transition, the Company was party to a severance agreement with Mr. Friend which was superseded by his new employment agreement.
Pursuant to the terms of Mr. Friend’s new employment agreement, upon a termination of employment without Cause or as a result of Constructive Termination (each as defined in Mr. Friend’s employment agreement), in each case prior to February 28, 2016, Mr. Friend is entitled to receive a severance payment in an amount equal to $595,000, paid ratably over the 12-month period following the termination date, subject to Mr. Friend’s execution and delivery of a full release in favor of the Company.
Pursuant to the employment agreement, Mr. Friend was granted an option to purchase 100,000 shares of Common Stock with such option exercisable quarterly over four years, subject to Mr. Friend’s continued employment through the applicable vesting dates. The vesting schedule for such option accelerates in full upon or following a change in control (as applicable) if (i) Mr. Friend is not offered employment or continued employment by the successor entity upon consummation of such change of control, (ii) prior to the first anniversary of such change in control, Mr. Friend is discharged by the successor entity other than for Cause or resigns from his employment with the successor entity as a result of a Constructive Termination (each as defined in Mr. Friend’s employment agreement) or (iii) Mr. Friend is terminated as a director of the Company prior to June 1, 2017 or is requested by the successor entity to tender his resignation as a director of the Company as a condition to, and simultaneous with, the consummation of a change in control by the successor entity.
With respect to previously granted equity awards and subject to Mr. Friend’s continued employment as Executive Chairman, pursuant to the terms of Mr. Friend’s award agreements, upon a change in control, Mr. Friend is entitled to full vesting acceleration with respect to his unvested options and RSUs if he is not offered continued employment with the successor entity in connection with the change in control or if prior to the first anniversary of the change in control he is terminated by the Company without Cause or he is constructively terminated by the Company or resigns from his employment with the successor entity as a result of a Constructive Termination or is terminated as a director of the Company prior to June 1, 2017, or is requested by the successor entity to tender his resignation as a director of the Company as a condition to and simultaneous with the consummation of the change of control by the successor entity.

Tax considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for such corporation’s president and chief executive officer and each of such corporation’s next three most highly compensated executive officers (other than its chief financial officer), unless the compensation is “performance based” or based on another available exemption. Our Compensation Committee has considered the potential future effects of Section 162(m) on the compensation paid to our executive officers. However, the Compensation Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet the standards of Section 162(m) when considered necessary to enable the Company to continue to attract, retain, and motivate highly-qualified executives.

2014 Summary Compensation Table
The following table summarizes the compensation earned by our chief executive officer, executive chairman, chief financial officer, our three other most highly compensated executive officers as of December 31, 2014, and one former executive officer of the Company who departed during 2014.

2015 Notice of Meeting and Proxy Statement

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)	Total ($)
Mohamad Ali, President and Chief Executive Officer	2014	28,409	500,000	6,498,000	1,853,125	—	—	8,879,534

David Friend, Executive Chairman (4)	2014	340,000	—	508,000	523,210	102,000	7,933	1,481,143
	2013	340,000	—	—	1,141,137	240,975	—	1,722,112
	2012	340,000	—	—	1,282,701	—	—	1,662,701

Anthony Folger, Chief Financial Officer	2014	296,667	25,000	254,250	261,865	47,467	5,867	891,115
	2013	279,102	—	—	852,828	155,501	—	1,287,431

Peter Lamson, Senior Vice President of Global Sales	2014	281,917	—	127,125	130,933	50,745	10,332	601,052
	2013	275,000	—	—	242,795	116,944	—	634,739
	2012	260,000	—	—	403,139	75,000	—	738,139

Brad Meiseles, Senior Vice President of Engineering	2014	263,333	—	433,497	—	48,565	9,349	754,744
	2013	43,333	—	—	787,040	14,982	—	845,335

Danielle Sheer, General Counsel, Vice President and Secretary	2014	256,250	28,000	294,200	104,746	35,875	9,941	729,012
	2013	250,000	—	—	97,118	70,875	—	417,993
	2012	210,000	—	—	382,645	27,926	—	620,520

Swami Kumaresan, Former Executive Vice President of Product and Engineering (5)	2014	154,917	—	127,125	130,933	—	137,865	550,839
	2013	260,000	—	—	242,795	86,996	—	589,791
	2012	260,000	—	—	403,139	—	—	663,139

(1)
The amount reported for Mr. Ali represents a cash sign-on bonus of $500,000. Mr. Ali is obligated to repay a prorated portion of this sign-on bonus if he voluntarily terminates his employment within one-year of his hire date.

(2)
The amounts reported in these columns represent the aggregate grant date fair value of RSU and option awards, calculated in accordance with FASB ASC Topic 718, except that no forfeiture assumptions were included. Under FASB ASC Topic 718, the vesting condition related to Mr. Ali's performance-based option awards is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for Mr. Ali that could be calculated and disclosed based on achievement of the underlying market condition. For a discussion of the assumptions made in the valuations reflected in this column, see Note 9 of the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2014. Note that amounts reported in this column reflect the accounting cost for these stock option awards, and do not correspond to the actual economic value that may be received by the recipients of these stock option awards.

(3)	The amounts reported in this column represent incentive cash bonuses paid by the Company.

(4)	Mr. Friend was appointed Executive Chairman of the Board of Directors, effective January 8, 2015.

(5)	Mr. Kumaresan’s employment with us terminated effective July 31, 2014.

2015 Notice of Meeting and Proxy Statement

2014 Grants of Plan-Based Awards Table
The following table provides information regarding grants of plan-based awards made during the year ended December 31, 2014 to each of our named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise Price of Option Awards ($/SH)	Grant Date Fair Value of Stock Option Awards ($) (5)
Mohamad Ali	12/3/2014	—	—	—	62,500	250,000	250,000	—	—	14.44	1,853,125
	12/3/2014	—	—	—	—	—	—	450,000	—	—	6,498,000

David Friend (6)	2/25/2014	99,450	255,000	510,000	—	—	—	—	—	—	—
	2/28/2014	—	—	—	—	—	—	—	100,000	10.16	523,210
	1/28/2014	—	—	—	—	—	—	50,000	—	—	508,000

Anthony Folger	2/25/2014	46,800	120,000	240,000	—	—	—	—	—	—	—
	2/25/2014	—	—	—	—	—	—	—	50,000	10.17	261,865
	2/25/2014	—	—	—	—	—	—	25,000	—	—	254,250

Peter Lamson	2/25/2014	49,719	127,485	254,970	—	—	—	—	—	—	—
	2/25/2014	—	—	—	—	—	—	—	25,000	10.17	130,933
	2/25/2014	—	—	—	—	—	—	12,500	—	—	127,125

Brad Meiseles	2/25/2014	35,490	80,000	206,750	—	—	—	—	—	—	—
	6/11/2014	—	—	—	—	—	—	25,227	—	—	277,497
	10/28/2014	—	—	—	—	—	—	15,000	—	—	156,000

Danielle Sheer	2/25/2014	35,149	90,125	180,250	—	—	—	—	—	—	—
	2/25/2014	—	—	—	—	—	—	—	20,000	10.17	104,746
	2/25/2014	—	—	—	—	—	—	10,000	—	—	101,700
	6/11/2014	—	—	—	—	—	—	17,500	—	—	192,500

Swami Kumaresan (7)	2/25/2014	36,555	93,730	187,460	—	—	—	—	—	—	—
	2/25/2014	—	—	—	—	—	—	—	25,000	10.17	130,933
	2/25/2014	—	—	—	—	—	—	12,500	—	—	127,125

(1)
These amounts consist of the threshold, target and maximum cash award levels set in 2014 under the Company’s incentive cash bonus program. The amount actually earned by each named executive officer is included in the Non-Equity Incentive Plan Compensation column in the 2014 Summary Compensation Table. Please see “Compensation Discussion and Analysis” for further information regarding the incentive cash bonuses.

(2)
These amounts consist of performance-based option awards that vest in 25% increments based on the Company’s attainment of various stock prices. Please see “Compensation Discussion and Analysis” for further information regarding Mr. Ali’s performance-based options.

(3)
Except with respect to Mr. Ali and Mr. Meiseles, these RSUs vest in quarterly installments. Mr. Ali’s RSUs vest as to 50,000 units on December 31, 2015, and as to the remaining 400,000 units, 25% will vest on December 3, 2015, the balance of which shall vest in equal quarterly installments over the next 36 months and will be settled on each applicable vest date in shares of Common Stock. With respect to Mr. Meiseles, these RSUs vest in four equal annual installments.

(4)	These stock options vest as to the shares subject to the options in equal quarterly installments over four years commencing on the date of grant until all shares subject to the options are vested.

2015 Notice of Meeting and Proxy Statement

(5)
The amounts reported in this column represent the aggregate grant date fair value of RSU and option awards, calculated in accordance with FASB ASC Topic 718, except that no forfeiture assumptions were included. Under FASB ASC Topic 718, the vesting condition related to Mr. Ali's performance-based option awards is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for Mr. Ali that could be calculated and disclosed based on achievement of the underlying market condition. For a discussion of the assumptions made in the valuations reflected in this column, see Note 9 of the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2014. Note that amounts reported in this column reflect the accounting cost for these stock option awards, and do not correspond to the actual economic value that may be received by the recipients of these stock option awards.

(6)	Mr. Friend was appointed Executive Chairman of the Board of Directors, effective January 8, 2015.

(7)	Mr. Kumaresan’s employment with us terminated effective July 31, 2014.

2015 Notice of Meeting and Proxy Statement

2014 Outstanding Equity Awards at Fiscal Year-End Table
The following table shows grants of stock options outstanding on December 31, 2014, the last day of our fiscal year, to each of our named executive officers.

		Option Awards					Stock Awards
Name	Date of Grant	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Number of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Expiration Date
Mohamad Ali	12/03/2014	12/3/2014 (7)	—	—	—	—	450,000	6,421,500	—
	12/03/2014	12/3/2014 (8)	—	—	250,000	14.44	—	—	12/03/2024

David Friend (9)	11/14/2009	11/14/2009 (1)	3,938	—	—	2.64	—	—	11/14/2019
	12/15/2011	12/15/2011 (3)	300,000	—	—	12.88	—	—	12/15/2021
	1/24/2012	1/24/2012 (1)	158,003	73,438	—	10.26	—	—	1/24/2022
	1/31/2013	1/31/2013 (1)	29,375	132,187	—	9.62	—	—	1/31/2023
	2/28/2014	2/28/2014 (1)	18,750	81,250	—	10.16	—	—	2/28/2024
	2/28/2014	2/28/2014 (2)	—	—	—	—	40,625	579,719	—

Anthony Folger	1/31/2013	1/31/2013 (4)	26,562	98,438	—	9.62	—	—	1/31/2023
	2/25/2014	2/25/2014 (1)	9,375	40,625	—	10.17	—	—	2/25/2024
	2/25/2014	2/25/2014 (2)	—	—	—	—	20,312	289,852	—

Peter Lamson	12/16/2010	1/03/2011 (4)	50,625	4,375	—	5.15	—	—	12/16/2020
	12/15/2011	12/15/2011 (3)	50,000	—	—	12.88	—	—	12/15/2021
	01/24/2012	1/24/2012 (1)	34,375	15,625	—	10.26	—	—	01/24/2022
	10/17/2012	10/17/2012 (5)	40,000	—	—	6.63	—	—	10/17/2022
	01/31/2013	1/31/2013 (1)	21,875	28,125	—	9.62	—	—	01/31/2023
	02/25/2014	2/25/2014 (1)	4,688	20,312	—	10.17	—	—	02/25/2024
	02/25/2014	2/25/2014 (2)	—	—	—	—	10,156	144,926	—

Brad Meiseles	10/29/2013	10/29/2013 (4)	25,000	75,000	—	15.20	—	—	10/29/2013
	6/11/2014	6/11/2014 (6)	—	—	—	—	25,227	359,989	—
	10/28/2014	10/28/2014 (6)	—	—	—	—	15,000	214,050	—

Danielle Sheer	9/10/2009	9/21/2009 (4)	10,313	—	—	1.31	—	—	9/10/2019
	10/20/2010	10/20/2010 (1)	4,688	—	—	5.15	—	—	10/20/2020
	8/16/2011	7/20/2011 (1)	4,063	937	—	10.00	—	—	7/20/2021
	12/15/2011	12/15/2011 (3)	15,000	—	—	12.88	—	—	12/15/2021
	1/24/2012	1/24/2012 (1)	10,313	4,687	—	10.26	—	—	1/24/2022
	7/27/2012	7/27/2012 (1)	28,125	21,875	—	9.02	—	—	7/27/2022
	10/17/2012	10/17/2012 (1)	10,001	9,999	—	6.63	—	—	10/17/2022
	1/31/2013	1/31/2013 (1)	8,750	11,250	—	9.62	—	—	1/31/2023
	2/25/2014	2/25/2014 (1)	3,750	16,250	—	10.17	—	—	2/25/2014
	2/25/2014	2/25/2014 (2)	—	—	—	—	8,125	115,944	—
	6/11/2014	6/11/2014 (2)	—	—	—	—	15,312	218,502	—

Swami Kumaresan (10)	12/15/2011	12/15/2011 (3)	64,001	—	—	12.88	—	—	4/12/2016

2015 Notice of Meeting and Proxy Statement

(1)	These stock options vest as to the shares subject to the options in equal quarterly installments over four years commencing on the date of grant until all shares subject to the options are vested.

(2)	These RSUs vest in equal quarterly installments and will be settled on each applicable vest date in shares of the Company's Common Stock.

(3)
This option becomes exercisable as to 60% of the underlying shares of Common Stock in 8 equal quarterly installments beginning on March 15, 2012 and as to 40% of the underlying shares of common stock in 4 equal quarterly installments beginning on March 15, 2014.

(4)
These stock options vest as to 25% the shares subject to the options on the first anniversary of the vesting commencement date and as to the balance of the shares subject to the options in equal quarterly installments until all shares subject to the options are vested.

(5)	These stock options vest as to 100% of the shares subject to the options on the first anniversary of the vesting commencement date.

(6)	These RSUs will vest in four equal annual installments and will be settled on each applicable vesting date in shares of the Company's Common Stock.

(7)
These RSUs will vest as to 50,000 units on December 31, 2015, and as to the remaining 400,000 units, 25% will vest on December 3, 2015, the balance of which shall vest in equal quarterly installments over the next 36 months and will be settled on each applicable vest date in shares of Common Stock.

(8)
These stock options vest on the first day after the completion of a Trading Period based on the Company's Common Stock's satisfaction of certain Performance Criteria. As used herein, the term "Trading Period" means a period of twenty (20) consecutive days in which the Common Stock has satisfied the requisite Performance Criteria. As used herein, the term "Performance Criteria" means that the Company's Common Stock has traded on the NASDAQ Global Market at a price per share of $15.00 (with respect to 25% of the shares); $17.50 (with respect to 25% of the shares); $20.00 (with respect to 25% of the shares); and $22.50 (with respect to 25% of the shares).

(9)	Mr. Friend was appointed Executive Chairman of the Board of Directors, effective January 8, 2015.

(10)	Mr. Kumaresan’s employment with us terminated effective July 31, 2014.

2015 Notice of Meeting and Proxy Statement

2014 Options Exercised Table
The following table shows information regarding stock options that were exercised during the year ended December 31, 2014 by our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mohamad Ali	—	—	—	—
David Friend (2)	30,687	27,263	9,375	104,719
Anthony Folger	50,000	259,000	4,688	51,772
Peter Lamson	—	—	2,344	25,885
Brad Meiseles	—	—	—	—
Danielle Sheer	—	—	4,063	48,220
Swami Kumaresan (3)	139,820	743,531	781	8,591

(1)
The aggregate dollar amount realized upon the exercise of the options represents the amount by which (x) the aggregate market price of the shares of our Common Stock on the date of exercise, exceeds (y) the aggregate exercise price of the applicable option.

(2)	Mr. Kumaresan’s employment with us terminated effective July 31, 2014.

2015 Notice of Meeting and Proxy Statement

Pension Benefits
We did not sponsor any defined benefit pension or other actuarial plan for our named executive officers during the year ended December 31, 2014.
Nonqualified Deferred Compensation
We did not maintain any nonqualified defined contribution or other deferred compensation plans or arrangements for our named executive officers during the year ended December 31, 2014.
Potential Payments Upon Termination or Change in Control

Employment Agreement with Mohamad Ali

On December 3, 2014, the Company entered into an employment agreement with Mr. Ali setting forth the terms of his employment as the Company’s President and Chief Executive Officer, including his eligibility to receive severance benefits. Under the employment agreement, Mr. Ali is entitled to continued payment of his base salary for twelve months and an additional payment in an amount equal to twelve times the Company’s contribution amount for the monthly health insurance premium during the month immediately prior to termination, in each case, subject to Mr. Ali’s execution and delivery of a full release in favor of the Company. In addition, the 450,000 RSUs granted to Mr. Ali pursuant to his employment agreement are subject to the following termination and change in control provisions:

•
The vesting and settlement schedule for the 50,000 RSUs scheduled to vest on December 31, 2015 (the “One-Year RSUs”) will fully accelerate upon the first to occur of a change of control or termination of Mr. Ali’s employment with the Company without Cause or upon his resignation for Good Reason (each as defined in Mr. Ali’s employment agreement).

•
The portion of the remaining 400,000 RSUs (the “Four-Year RSUs”) and the unvested shares subject to all outstanding annual equity grants, if any, that would have vested during the twelve month period following the date of termination or change of control, as applicable, will fully accelerate upon the first to occur of the change of control or termination of Mr. Ali’s employment with the Company without Cause or upon his resignation for Good Reason (each as defined in Mr. Ali’s employment agreement).

•
The balance of the Four-Year RSUs and the unvested shares subject to all outstanding equity grants, if any, will fully accelerate upon the occurrence of either (A) termination of Mr. Ali’s employment with the Company without Cause or upon his resignation for Good Reason within one year following or three months prior to, a change of control or (B) upon the first anniversary of the change of control, provided that Mr. Ali is employed by the Company or the acquirer in such change of control on such first anniversary date.

Employment Agreement with Mr. Friend
As discussed above, effective December 3, 2014, Mr. Friend transitioned from the role of President and Chief Executive Officer to Executive Chairman. Prior to this transition, Mr. Friend was subject to the terms of a separation agreement that we entered into with him in May 2011. Pursuant to the terms of his prior severance agreement, if Mr. Friend was terminated by the Company without cause at any time, if he terminated his employment with the Company for good reason or if upon a change in control he was not offered employment on substantially similar terms as those provided for in the severance agreement, he would have been entitled to continued payment of his base salary for twelve months and an additional payment in an amount equal to twelve times the Company’s contribution amount for the monthly health insurance premium for him during the month immediately prior to termination. Mr. Friend did not receive any severance or acceleration of benefits pursuant to his old severance agreement in connection with his change in position.
Effective January 8, 2015, the Company entered into a new employment agreement with Mr. Friend in connection with his role as Executive Chairman. Pursuant to the terms of Mr. Friend’s new employment agreement, upon a termination of employment without cause or for good reason, in each case prior to February 28, 2016, Mr. Friend is entitled to receive a severance payment in an amount equal to $595,000, paid ratably over the twelve-month period following the termination date, subject to Mr. Friend’s execution and delivery of a full release in favor of the Company.
Pursuant to the employment agreement, Mr. Friend was also granted an option to purchase 100,000 Shares with such option becoming exercisable quarterly over four years, subject to Mr. Friend’s continued employment through the applicable vesting dates. The vesting schedule for such option accelerates in full upon or following a change in control (as applicable) if (i) Mr. Friend is not offered employment or continued employment by the successor entity, (ii) prior to the first anniversary of such change in control, Mr. Friend is discharged by the successor entity other than for Cause or resigns from his employment with the successor entity as a result of a Constructive Termination or (iii) Mr. Friend is terminated as a director of the Company prior to June 1, 2017 or is requested by the

2015 Notice of Meeting and Proxy Statement

successor entity to tender his resignation as a director of the Company as a condition to and simultaneous with the consummation of a change in control by the successor entity.
With respect to previously granted equity awards and subject to Mr. Friend’s continued employment as Executive Chairman, pursuant to the terms of Mr. Friend’s award agreements, upon a change in control, Mr. Friend is entitled to full vesting acceleration with respect to his unvested options and RSUs if he is not offered continued employment with the successor entity in connection with the change in control or if prior to the first anniversary of the change in control he is terminated by the Company without Cause or he is constructively terminated by the Company or resigns from his employment with the successor entity as a result of a Constructive Termination or is terminated as a director of the Company prior to June 1, 2017, or is requested by the successor entity to tender his resignation as a director of the Company as a condition to and simultaneous with the consummation of the change of control by the successor entity.
Offer Letter Agreement
The Company has entered into offer letter agreements with each of Messrs. Folger, Lamson, Meiseles and Ms. Sheer. Pursuant to these offer letter agreements the executive is entitled to receive severance benefits if his or her employment is terminated by us without cause at any time or if he or she is constructively terminated by us. In such an event, Messrs. Folger, Lamson, Meiseles and Ms. Sheer are entitled to continued payment of his or her base salary for six months, six months, three months and six months, respectively, and an additional payment in an amount equal to six, six, three, and six times the Company’s contribution amount for the monthly health insurance premium for him or her during the month immediately prior to termination.
In addition to the severance benefits detailed above, if prior to the first anniversary of a change in control Messrs. Folger, Lamson, Meiseles or Ms. Sheer are terminated by the Company without cause or constructively terminated, then (i) each of Mssrs. Folger, Lamson and Meiseles are entitled to full vesting acceleration with respect to unvested options and RSUs and (ii) Ms. Sheer is entitled to continued payment of her base salary for three additional months, an additional payment in an amount equal to three times the Company’s contribution amount for the monthly health insurance premium, and full vesting acceleration with respect to her unvested options and RSUs.
Separation Agreement with Mr. Kumaresan
Effective July 31, 2014, Mr. Kumaresan’s employment with the Company terminated. Pursuant to the terms of his Separation Agreement with the Company dated April 11, 2014, Mr. Kumaresan received a lump sum cash severance payment of $133,900 equal to six months base salary and the Company continued to pay his monthly health premiums for six months following his termination. The value of continued health care coverage for Mr. Kumaresan was approximately $3,070.72. In addition, pursuant to the terms of the Company’s equity incentive plan, Mr. Kumaresan retained the right to exercise any vested options for 90 days following his termination date.

2015 Notice of Meeting and Proxy Statement

Potential Payments Upon Termination, Upon a Change in Control, and Upon Termination Following a Change in Control
The following table sets forth quantitative estimates of the payments and benefits that would have accrued to each of our named executive officers other than Mr. Kumaresan upon a termination of employment or a change in control of the Company as of December 31, 2014, as described above under “—Severance Provisions” and “—Offer Letter Agreements.”

Name	Involuntary Termination Without Cause or For Good Reason/Constructive Termination ($)	Involuntary Termination Without Cause or For Good Reason/Constructive Termination in Connection with a Change in Control ($)	Change in Control ($)
Mohamad Ali
Salary Continuation	375,000	375,000	—
Value of Accelerated Options(1)	—	—	—
Value of Accelerated RSUs(1)	2,140,500	6,421,500	2,140,500
Value of Continued Health Care Coverage Premiums	—	—	—
Total	2,515,500	6,796,500	2,140,500
David Friend
Salary Continuation	340,000	340,000	—
Value of Accelerated Options(1)	—	1,243,093	—
Value of Accelerated RSUs(1)	—	579,719	—
Value of Continued Health Care Coverage Premiums	5,102	5,102	—
Total	345,102	2,167,914	—
Anthony Folger
Salary Continuation	150,000	150,000	—
Value of Accelerated Options(1)	—	624,299	—
Value of Accelerated RSUs(1)	—	289,852	—
Value of Continued Health Care Coverage Premiums	3,407	3,407	—
Total	153,407	1,067,558	—
Peter Lamson
Salary Continuation	141,650	141,650	—
Value of Accelerated Options(1)	—	316,617	—
Value of Accelerated RSUs(1)	—	144,926	—
Value of Continued Health Care Coverage Premiums	1,786	1,786	—
Total	143,436	604,979	—
Brad Meiseles
Salary Continuation	65,000	65,000	—
Value of Accelerated Options(1)	—	—	—
Value of Accelerated RSUs(1)	—	574,039	—
Value of Continued Health Care Coverage Premiums	1,786	1,786	—
Total	66,786	640,825	—
Danielle Sheer
Salary Continuation	128,750	193,125	—
Value of Accelerated Options(1)	—	332,969	—
Value of Accelerated RSUs(1)	—	334,446	—
Value of Continued Health Care Coverage Premiums	3,447	5,171	—
Total	132,197	865,711	—

(1)
The amounts were calculated based on the aggregate amount by which the fair market value of our Common Stock subject to unvested equity awards exceeded the aggregate exercise price of the awards as of December 31, 2014, using $14.27 per share, the closing market price of our Common Stock as of December 31, 2014.

2015 Notice of Meeting and Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information as of December 31, 2014 with respect to all of our equity compensation plans in effect on that date.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders (1)(2)	3,080,439	10.63	79,965
Equity Compensation Plans Not Approved by Stockholders	-	-	-
Total	3,080,439	10.63	79,965

(1)	Includes the 2005 Stock Incentive Plan and the 2011 Equity Award Plan.

(2)
The 2011 Equity Award Plan contains an “evergreen” provision, pursuant to which the number of shares of Common Stock initially reserved for issuance or transfer pursuant to awards under the 2011 Equity Award Plan will be increased on the first day of each calendar year beginning in 2012 and ending in 2021, equal to the least of (A) 1,500,000 shares of Common Stock, (B) four percent (4%) of the shares of Common Stock outstanding (on an as-converted basis) on the last day of the immediately preceding calendar year, and (C) such smaller number of shares of Common Stock as determined by our Board.

2015 Notice of Meeting and Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement, which will be incorporated by reference into our Form 10-K for the fiscal year ended December 31, 2014.

Compensation Committee
Todd Krasnow, Chair
Pravin Vazirani
Stephen Munford

At the time this Report of the Compensation Committee was approved, Mr. Munford was a member of the Committee. He has since been replaced as a member of the Compensation Committee by Mr. Gyenes.

2015 Notice of Meeting and Proxy Statement

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports, and notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable document(s) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Carbonite stockholders may be “householding” our proxy materials. A single Proxy Statement or Notice may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, Form 10-K, and/or Notice you may (1) notify your broker, (2) direct your written request to: Investor Relations, Carbonite, Inc., Two Avenue de Lafayette, Boston, Massachusetts 02111 or (3) contact our Investor Relations department by e-mail at Investor.Relations@carbonite.com. Stockholders who currently receive multiple copies of the Proxy Statement and/or Notice at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement, and/or Notice to a stockholder at a shared address to which a single copy of the document(s) was delivered.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying WHITE proxy to vote on such matters in accordance with their best judgment.

2015 Notice of Meeting and Proxy Statement

ANNUAL REPORTS
Our 2014 annual report to stockholders, including our Form 10-K for the year ended December 31, 2014 is being mailed along with this Proxy Statement. Requests for copies of our 2014 annual report to stockholders and Form 10-K may also be directed to Investor Relations, Carbonite, Inc., Two Avenue de Lafayette, Boston, Massachusetts 02111.
We have filed our Form 10-K for the year ended December 31, 2014 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a Carbonite stockholder, we will mail without charge a copy of our Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to Investor Relations, Carbonite, Inc., Two Avenue de Lafayette, Boston, Massachusetts 02111.

By Order of the Board of Directors,

Danielle Sheer
General Counsel, Vice President, and Secretary
[•], 2015

2015 Notice of Meeting and Proxy Statement

Appendix A

INFORMATION CONCERNING PARTICIPANTS IN
THE COMPANY’S SOLICITATION OF PROXIES

Under applicable SEC regulations, our directors and our executive officers are “participants” with respect to the Company’s solicitation of proxies in connection with our Annual Meeting. Information concerning participants is provided below.
Directors and Nominees
    The principal occupations of the directors and nominees who are participants in the Company’s solicitation are as shown below. The business address of each of these individuals for this purpose is c/o Carbonite, Inc., Two Avenue de Lafayette, Boston, Massachusetts 02111 Attention: Secretary.

Name	Occupation
Mohamad Ali	President and Chief Executive Officer of the Company
David Friend	Executive Chairman of the Board of the Company
Jeffry Flowers	Chief Executive Officer, Storiant, Inc.
Peter Gyenes	Lead Independent Director, Sophos, plc
Charles Kane	Senior Lecturer, MIT Sloan Graduate School of Management
Todd Krasnow	President of Cobbs Capital, Inc.
Stephen Munford	Non-Executive Chairman of the Board of Directors of Sophos Ltd.
Pravin Vazirani	Managing Director of Menlo Ventures

Executive Officers
    The principal occupations of the Company’s executive officers who are participants in the Company’s solicitation are as shown below. The principal occupation refers to such person’s position with the Company, and the business address for each person is Carbonite, Inc., Two Avenue de Lafayette, Boston, Massachusetts 02111.

Name	Position with the Company
Mohamad Ali	President and Chief Executive Officer
Anthony Folger	Chief Financial Officer and Treasurer
Peter Lamson	Senior Vice President of Global Sales
Brad Meiseles	Senior Vice President of Engineering
Danielle Sheer	General Counsel, Vice President and Secretary
Stock Ownership and Employment Agreements
    The number of shares of Common Stock beneficially owned by each participant in the Company’s solicitation are as described in the section above entitled “Security Ownership of Certain Beneficial Owners and Management.” Except as otherwise disclosed in this Proxy Statement, each of those participants beneficially owns, but does not own of record, the shares listed in that table opposite such participant's name.
    As described above in this Proxy Statement under “Potential Payments Upon Termination or Change in Control,” the Company entered into employment agreements with each of Messrs. Ali and Friend and offer letter agreements with each of Messrs. Folger, Lamson, Meiseles and Ms. Sheer. Each of the Company’s directors and executive officers is party to an indemnification agreement with the Company.
Information Regarding Transactions in Company Securities by Participants
    The following table sets forth purchases and sales of securities of the Company by the participants listed below since April 30, 2013.

2015 Notice of Meeting and Proxy Statement

Name	Date of Transaction	Nature of Transaction (1)	Number of Shares	Price Per Share
Jeffry Flowers	4/30/2013	Disposal- Sale effected pursuant to a Rule 10b5-1 trading plan	5,000	10.75
Jeffry Flowers	5/15/2013	Disposal- Sale effected pursuant to a Rule 10b5-1 trading plan	5,000	10.39
Jeffry Flowers	5/20/2013	Disposal- Bona fide gift	1,750	0
David Friend	5/29/2013	Acquisition- Bona fide gift	86,680	0
Jeffry Flowers	5/30/2013	Disposal- Sale effected pursuant to a Rule 10b5-1 trading plan	5,000	10.51
Charles Kane	6/3/2013	Acquisition- Award of options	7,500	10.75
Todd Krasnow	6/3/2013	Acquisition- Award of options	7,500	10.75
Pravin Vazirani	6/3/2013	Acquisition- Award of options	7,500	10.75
Jeffry Flowers	6/3/2013	Acquisition- Award of options	7,500	10.75
Jeffry Flowers	6/11/2013	Disposal- Sale effected pursuant to a Rule 10b5-1 trading plan	5,000	11.85
Jeffry Flowers	6/26/2013	Disposal- Sale effected pursuant to a Rule 10b5-1 trading plan	5,000	12.52
Jeffry Flowers	8/28/2013	Disposal- Open market sale	300,000	13.60
Jeffry Flowers	8/28/2013	Disposal- Open market sale	50,000	13.60
Pravin Vazirani	8/29/2013	Acquisition- Pro rata in kind distribution (2)	502	0
Jeffry Flowers	9/4/2013	Disposal- Open market sale	139,236	14.95
Peter Lamson	9/10/2013	Acquisition- Exercise of options	15,000	5.15
Peter Lamson	9/10/2013	Disposal- Open market sale	15,000	15.38
Pravin Vazirani	9/11/2013	Acquisition- Pro rata in kind distribution (2)	502	0
Charles Kane	10/29/2013	Acquisition- Award of options	10,000	15.20
Todd Krasnow	10/29/2013	Acquisition- Award of options	10,000	15.20
Pravin Vazirani	10/29/2013	Acquisition- Award of options	10,000	15.20
Jeffry Flowers	10/29/2013	Acquisition- Award of options	10,000	15.20
David Friend	11/12/2013	Acquisition- Exercise of options	7,312	2.64
David Friend	11/12/2013	Acquisition- Exercise of options	3,937	2.64
David Friend	11/12/2013	Acquisition- Exercise of options	44,063	9.62
David Friend	11/12/2013	Acquisition- Exercise of options	3,559	10.26
David Friend	11/14/2013	Acquisition- Exercise of options	2,438	2.64
David Friend	11/14/2013	Acquisition- Exercise of options	1,313	2.64
Todd Krasnow	11/20/2013	Acquisition- Open market purchase	7,000	11.43
Stephen Munford	1/28/2014	Acquisition- Award of options	25,000	12.09
David Friend	2/6/2014	Acquisition- Bona fide gift	43,742	0
Jeffry Flowers	2/6/2014	Acquisition- Bona fide gift	12,832	0
Anthony Folger	2/25/2014	Acquisition- Award of RSUs	25,000	0
Anthony Folger	2/25/2014	Acquisition- Award of options	50,000	10.17
Peter Lamson	2/25/2014	Acquisition- Award of RSUs	12,500	0
Peter Lamson	2/25/2014	Acquisition- Award of options	25,000	10.17
Danielle Sheer	2/25/2014	Acquisition- Award of RSUs	10,000	0
Danielle Sheer	2/25/2014	Acquisition- Award of options	20,000	10.17
David Friend	2/28/2014	Acquisition- Award of RSUs	50,000	0
David Friend	2/28/2014	Acquisition- Award of options	100,000	10.27
Jeffry Flowers	2/28/2014	Disposal- Bona fide gift	735	0
Jeffry Flowers	3/10/2014	Acquisition- Exercise of options	67,302	1.31
Jeffry Flowers	3/10/2014	Acquisition- Exercise of options	36,000	2.64
David Friend	5/2/2014	Acquisition- Exercise of options	1,312	2.64
David Friend	5/2/2014	Acquisition- Exercise of options	29,375	9.62
David Friend	5/2/2014	Acquisition- Open market purchase	10,000	10.24
David Friend	5/7/2014	Acquisition- Open market purchase	10,000	9.94
Stephen Munford	5/13/2014	Acquisition- Open market purchase	10,000	10.44

2015 Notice of Meeting and Proxy Statement

Jeffry Flowers	5/15/2014	Disposal- Bona fide gift	2,100	0
Anthony Folger	5/27/2014	Acquisition- Vesting of RSUs	1,563	0
Anthony Folger	5/27/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	560	11.05
Peter Lamson	5/27/2014	Acquisition- Vesting of RSUs	781	0
Peter Lamson	5/27/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	300	11.05
Danielle Sheer	5/27/2014	Acquisition- Vesting of RSUs	625	0
Danielle Sheer	5/27/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	241	11.05
David Friend	5/28/2014	Acquisition- Bona fide gift	10,352	0
David Friend	5/31/2014	Acquisition- Vesting of RSUs	3,125	0
Charles Kane	6/2/2014	Acquisition- Award of RSUs	4,500	0
Charles Kane	6/2/2014	Acquisition- Award of options	9,000	10.89
Todd Krasnow	6/2/2014	Acquisition- Award of RSUs	4,500	0
Todd Krasnow	6/2/2014	Acquisition- Award of options	9,000	10.89
Munford Stephen	6/2/2014	Acquisition- Award of RSUs	4,500	0
Munford Stephen	6/2/2014	Acquisition- Award of options	9,000	10.89
Pravin Vazirani	6/2/2014	Acquisition- Award of options	9,000	10.89
Pravin Vazirani	6/2/2014	Acquisition- Award of RSUs	4,500	0
Jeffry Flowers	6/2/2014	Acquisition- Award of options	9,000	10.89
Jeffry Flowers	6/2/2014	Acquisition- Award of RSUs	4,500	0
Anthony Folger	6/4/2014	Disposal- Open market sale	1,000	10.76
Jeffry Flowers	6/10/2014	Disposal- Open market sale	11,500	11.00
Jeffry Flowers	6/11/2014	Disposal- Open market sale	18,500	11.00
Danielle Sheer	6/11/2014	Acquisition- Award of RSUs	17,500	0
Jeffry Flowers	6/12/2014	Disposal- Open market sale	5,000	10.74
Jeffry Flowers	6/13/2014	Disposal- Open market sale	3,300	10.55
David Friend	8/1/2014	Acquisition- Open market purchase	5,000	9.83
Jeffry Flowers	8/7/2014	Disposal- Bona fide gift	3,700	0
Anthony Folger	8/26/2014	Acquisition-Vesting of RSUs	1,562	0
Anthony Folger	8/26/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	515	10.50
Peter Lamson	8/26/2014	Acquisition-Vesting of RSUs	782	0
Peter Lamson	8/26/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	252	10.50
Danielle Sheer	8/26/2014	Acquisition-Vesting of RSUs	625	0
Danielle Sheer	8/26/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	202	10.50
David Friend	8/31/2014	Acquisition- Vesting of RSUs	3,125	0
Jeffry Flowers	9/2/2014	Acquisition- Vesting of RSUs	375	0
Charles Kane	9/2/2014	Acquisition- Vesting of RSUs	375	0
Todd Krasnow	9/2/2014	Acquisition- Vesting of RSUs	375	0
Pravin Vazirani	9/2/2014	Acquisition- Vesting of RSUs	375	0
Stephen Munford	9/2/2014	Acquisition- Vesting of RSUs	375	0
Anthony Folger	9/3/2014	Disposal- Sale effected pursuant to a Rule 10b5-1 trading plan	1,047	10.86
Danielle Sheer	9/12/2014	Acquisition- Vesting of RSUs	1,094	0
Danielle Sheer	9/12/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	352	11.13
Anthony Folger	11/26/2014	Acquisition-Vesting of RSUs	1,563	0
Anthony Folger	11/26/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	552	11.58
Peter Lamson	11/26/2014	Acquisition-Vesting of RSUs	781	0

2015 Notice of Meeting and Proxy Statement

Peter Lamson	11/26/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	277	11.58
Danielle Sheer	11/26/2014	Acquisition-Vesting of RSUs	625	0
Danielle Sheer	11/26/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	222	11.58
Anthony Folger	11/28/2014	Disposal- Sale effected pursuant to a Rule 10b5-1 trading plan	1,011	11.73
David Friend	11/30/2014	Acquisition-Vesting of RSUs	3,125	0
Jeffry Flowers	12/2/2014	Acquisition-Vesting of RSUs	375	0
Charles Kane	12/2/2014	Acquisition-Vesting of RSUs	375	0
Todd Krasnow	12/2/2014	Acquisition-Vesting of RSUs	375	0
Stephen Munford	12/2/2014	Acquisition-Vesting of RSUs	375	0
Pravin Vazirani	12/2/2014	Acquisition-Vesting of RSUs	375	0
Mohamad Ali	12/3/2014	Acquisition- Award of RSUs	450,000	0
Mohamad Ali	12/3/2014	Acquisition- Award of options	250,000	14.44
Anthony Folger	12/3/2014	Acquisition- Exercise of options	50,000	9.62
Anthony Folger	12/3/2014	Disposal- Sale effected pursuant to a Rule 10b5-1 trading plan	50,000	14.8
Mohamad Ali	12/3/2014	Acquisition- Award of options	250,000	0
Mohamad Ali	12/3/2014	Acquisition- Award of RSUs	450,000	0
Anthony Folger	12/3/2014	Acquisition- Exercise of options	50,000	9.62
Anthony Folger	12/3/2014	Disposal- Open market sale	50,000	14.80
Danielle Sheer	12/12/2014	Acquisition- Vesting of RSUs	1,094	0
Danielle Sheer	12/12/2014	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	364	13.74
David Friend	1/8/2015	Acquisition- Award of options	100,000	13.89
David Friend	1/29/2015	Acquisition- Bona fide gift	43,900	0
Anthony Folger	2/12/2015	Acquisition- Award of options	25,000	14.89
Anthony Folger	2/12/2015	Acquisition- Award of RSUs	30,000	0
Cassandra Hudson	2/12/2015	Acquisition- Award of RSUs	8,059	0
Peter Lamson	2/12/2015	Acquisition- Award of options	25,000	14.89
Brad Meiseles	2/12/2015	Acquisition- Award of options	25,000	14.89
Brad Meiseles	2/12/2015	Acquisition- Award of RSUs	12,500	0
Danielle Sheer	2/12/2015	Acquisition- Award of options	20,000	14.89
Danielle Sheer	2/12/2015	Acquisition- Award of RSUs	15,000	0
Peter Lamson	2/12/2015	Acquisition- Award of RSUs	12,500	0
Jeffry Flowers	2/17/2015	Acquisition- Bona fide gift	174,848	0
Jeffry Flowers	2/17/2015	Acquisition- Bona fide gift	12,840	0
Anthony Folger	2/26/2015	Acquisition- Vesting of RSUs	1,562	0
Anthony Folger	2/26/2015	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	597	15.03
Peter Lamson	2/26/2015	Acquisition- Vesting of RSUs	781	0
Peter Lamson	2/26/2015	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	300	15.03
Danielle Sheer	2/26/2015	Acquisition- Vesting of RSUs	625	0
Danielle Sheer	2/26/2015	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	240	15.03
Anthony Folger	2/27/2015	Disposal- Sale effected pursuant to a Rule 10b5-1 trading plan	965	14.90
David Friend	2/28/2014	Acquisition- Vesting of RSUs	3,125	0
Jeffry Flowers	3/2/2014	Acquisition- Vesting of RSUs	375	0
Charles Kane	3/2/2014	Acquisition- Vesting of RSUs	375	0
Todd Krasnow	3/2/2014	Acquisition- Vesting of RSUs	375	0
Pravin Vazirani	3/2/2014	Acquisition- Vesting of RSUs	375	0

2015 Notice of Meeting and Proxy Statement

Stephen Munford	3/2/2014	Acquisition- Vesting of RSUs	375	0
Danielle Sheer	3/12/2015	Acquisition- Vesting of RSUs	1,093	0
Danielle Sheer	3/12/2015	Disposal- Sale to cover withholding tax pursuant to a Rule 10b5-1 Trading Plan	419	14.40
Anthony Folger	4/21/2015	Acquisition- Award of RSUs	7,582	0
Peter Lamson	4/21/2015	Acquisition- Award of RSUs	5,798	0
Danielle Sheer	4/21/2015	Acquisition- Award of RSUs	2,676	0

(1)
Except for transactions involving shares of Common Stock held in a revocable trust as to which a participant is a trustee, the above does not include any transactions in which any participant disclaims a beneficial interest.

(2)
Received in connection with pro rata in kind distributions without consideration by Menlo Ventures X, L.P., Menlo Entrepreneurs Fund X, L.P. and MMEF X, L.P. to all of their partners, including MV Management X, L.L.C., which in turn distributed shares pro rata in kind without consideration to its members, which include Pravin Vazirani.

Miscellaneous Information Concerning Participants
    Except as described below or elsewhere in this Proxy Statement, to the knowledge of the Company:

•	none of the participants directly or indirectly beneficially owns any securities of any subsidiary of the Company;

•
no participant or associate of a participant is either a party to any transaction or series of transactions since January 1, 2014, or has knowledge of any currently proposed transaction or series of transactions, (a) in which the Company or any of its subsidiaries was or is to be a party, (b) in which the amount involved exceeds $120,000 and (c) in which any participant or associate of a participant had or will have a direct or indirect material interest;

•
no participant or associate of a participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at our annual meeting other than an interest, if any, as a stockholder of the Company or, with respect to a director nominee, as a nominee for director;

•
no participant or associate of a participant has any arrangement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party; and

•
no participant is, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to Company securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

VOTE BY INTERNET - www.proxyvote.com
CARBONITE, INC. TWO AVENUE DE LAFAYETTE BOSTON, MA 02111

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M73179-P50198                     KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CARBONITE, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR ALL on the following:
1.	Election of Directors
Nominees:
	01)	Mohamad Ali
	02)	Peter Gyenes				.
	03)	Pravin Vazirani
The Board of Directors recommends you vote FOR the following proposals:								For	Against	Abstain

2.	To ratify the selection of Ernst & Young LLP as Carbonite, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

3.	To approve, on an advisory basis, the compensation of Carbonite, Inc.’s named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.

M73180-P50198

  PRELIMINARY - SUBJECT TO COMPLETION
CARBONITE, INC.
Annual Meeting of Stockholders
June [•], 2015 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mohamad Ali and Danielle Sheer, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CARBONITE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on June [•], 2015 at the offices of Foley & Lardner LLP, 111 Huntington Avenue, Boston, MA 02199, and any adjournment or postponement thereof.
                                                                                                                                                                                                                                                                         By executing this proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the meeting or as may properly come before the meeting, or any adjournment thereof.
                                                                                                                                                                                                                                                                        The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side